UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2020

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2020

WESTERN ASSET

MACRO OPPORTUNITIES FUND

Beginning in or after April 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Macro Opportunities Fund for the twelve-month reporting period ended October 31, 2020. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

On July 31, 2020, Franklin Resources, Inc. (“Franklin Resources”) acquired Legg Mason, Inc. (“Legg Mason”) in an all-cash transaction. As a result of the transaction, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and the subadviser(s) became indirect, wholly-owned subsidiaries of Franklin Resources. Under the Investment Company Act of 1940, as amended, consummation of the transaction automatically terminated the management and subadvisory agreements that were in place for the Fund prior to the transaction. The Fund’s manager and subadviser(s) continue to provide uninterrupted services with respect to the Fund pursuant to new management and subadvisory agreements that were approved by Fund shareholders.

Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. As of October 31, 2020, after giving effect to the transaction described above, Franklin Templeton’s asset management operations had aggregate assets under management of approximately $1.4 trillion.

II	Western Asset Macro Opportunities Fund

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2020

Western Asset Macro Opportunities Fund	III

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return. Under normal circumstances, the Fund seeks to achieve its investment objective by implementing an opportunistic investing strategy. The Fund attempts to identify and capitalize on attractive relative-value opportunities principally in fixed income markets around the globe by investing in a variety of securities and other instruments. Although the Fund does not expect to invest in individual equities it may also invest in equity-related strategies, such as equity index futures and swaps, to the extent a subadviser believes those strategies are consistent with the Fund’s overall objective and strategy. The Fund’s trading strategy is expected to include positions based on longer-term outlooks, such as the subadvisers’ views on long-term macroeconomic themes, and shorter-term circumstances. The Fund has fewer restrictions than other fixed income funds and expects to trade actively.

Under normal circumstances, at the time of purchase, no more than 75% of the Fund’s net assets may be invested in non-dollar denominated securities. The Fund has the ability to invest up to 50% of the Fund’s net assets in emerging markets and up to 50% in debt and other fixed income securities rated below the Baa or BBB categories at the time of purchase by one or more Nationally Recognized Statistical Rating Organization (“NRSROs”) or unrated securities that we determined to be of comparable quality at the time of purchase (commonly known as “junk bonds” or “high yield” securities). The Fund may also invest, at the time of purchase, up to 50% of the Fund’s net assets in unhedged non-U.S. dollar denominated securities, currency futures, forwards, or options measured at notional value, excluding instruments used for hedging purposes.

The Fund considers a country to be an emerging market country if, at the time of investment it is represented in the J. P. Morgan Emerging Market Bond Index Globali or the J.P. Morgan Corporate Emerging Market Bond Index Broadii or categorized by the World Bank in its annual categorization as middle- or low-income.

The Fund is permitted to invest in securities issued or guaranteed by the government of the United States or any of the G-7 countries, including their agencies, instrumentalities and political sub-divisions, without limit; however, (i) no more than 10% of the Fund’s net assets may be invested in securities issued or guaranteed by a single government that is a non-G-7 country, including its agencies, instrumentalities and sub-divisions; and (ii) other than as described above, no more than 5% of the Fund’s net assets may be invested in the obligations of any single issuer, excluding investments in commingled investment vehicles.

The Fund may enter into various derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, options, swaps and foreign currency futures, forwards and options. In particular, the Fund may use certain derivatives, including bond and interest rate futures, options on bonds, options on bond and interest rate futures, interest rate options, interest rate swaps, credit default swaps (on individual securities and/or baskets of securities), other options (including options on credit default swaps and options

Western Asset Macro Opportunities Fund 2020 Annual Report	1

Fund overview (cont’d)

on currency forwards, futures and swaps), other futures, swaps, forwards, options on swaps, options on forwards and mortgage-backed securities to a significant extent, although the amounts invested in these instruments may change from time to time.

Non-dollar securities may be held on a currency-hedged or -unhedged basis. The Fund may engage (although it may choose not to) in currency exchange transactions to protect against uncertainty in the level of future exchange rates or to enhance returns. The Fund may also engage in short sales or may otherwise hold short positions. The derivatives used by the Fund may represent a form of investment leverage in that the potential exposure of the Fund may exceed its net assets.

Although the Fund may invest in securities of any maturity, the Fund will normally maintain a dollar-weighted average effective durationiii (including futures positions), as estimated by the Fund’s subadvisers, within the range of -5 to 10 years. The Fund may invest in debt and fixed income securities of any credit quality, including securities that are in default.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Fixed income markets, in general, posted mixed results over the twelve-month reporting period ended October 31, 2020. Most spread sectors (non-Treasuries) lagged equal durationiv Treasuries amid periods of heightened volatility. This was driven by a number of factors, including extreme risk aversion as the COVID-19 pandemic escalated, sharply falling global growth, aggressive monetary policy accommodation from the Federal Reserve Board (the “Fed”)v, the ongoing trade conflicts and a number of geopolitical issues.

Both short- and long-term U.S. Treasury yields moved sharply lower during the reporting period. The yield for the two-year Treasury note began the reporting period at 1.52% and rose as high as 1.68% on November 7 and 8, 2019. The low for the period of 0.11% occurred several times toward the end of July 2020, the beginning of August 2020, and the end of September 2020, and ended the reporting period at 0.14%. The yield for the ten-year Treasury began the reporting period at 1.69% and moved as high as 1.94% on November 8, 2019. The low of 0.52% occurred on August 4, 2020 and ended the reporting period at 0.88%.

All told, the Bloomberg Barclays U.S. Aggregate Indexvi returned 6.19% for the twelve months ended October 31, 2020. For comparison purposes, riskier fixed income securities, including high-yield bonds and emerging market debt, produced weaker results. Over the fiscal year, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexvii and the J.P. Morgan Emerging Markets Bond Index Global returned 3.42% and 1.97%, respectively.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We tactically managed the Fund’s duration, reducing exposure to short and intermediate rates and adding exposure to the long end of the yield curveviii. Elsewhere, we increased the Fund’s allocations to investment-grade and high-yield corporate bonds. Within peripheral Europe, we reduced the Fund’s exposure to Italy. Within emerging markets, we increased

2	Western Asset Macro Opportunities Fund 2020 Annual Report

the Fund’s local currency exposure. From a currency perspective, we increased the Fund’s short euro position and added long Japanese yen, Chinese yuan, Canadian dollar and Norwegian krone positions. In contrast, we pared the Fund’s Brazilian real allocation and closed out the Fund’s long Colombian peso, Swedish krona, Argentine peso, South African rand and Egyptian pound positions, as well as its short South Korean won position.

The Fund used a number of derivative instruments during the reporting period to implement its portfolio positioning. Eurodollar, sterling and Fed Fund futures, Australian, Canadian, French, German, Italian, Japanese, U.S. and U.K. Treasury futures, options on Eurodollar futures, French, German, Italian, U.S. and U.K. Treasury futures, as well as interest rate swaps and swaptions, were used to manage the Fund’s duration and yield curve positioning. Interest rate derivatives exhibited negative performance, but the use of these instruments enhanced the overall liquidity of the Fund. Currency forwards, futures and options were utilized to manage the Fund’s currency positioning and detracted from results. Index credit default swaps (“CDX”) and swaptions on CDX were used to tactically manage the Fund’s high-yield and investment-grade bond exposures. They contributed to performance during the reporting period.

Performance review

For the twelve months ended October 31, 2020, Class A shares of Western Asset Macro Opportunities Fund, excluding sales charges, returned 1.86%. The Fund’s unmanaged benchmark, the ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Indexix, (formerly known as ICE BofAML USD LIBOR 3-Month Constant Maturity Index) returned 1.37% for the same period. The Lipper Alternative Credit Focus Funds Category Averagex returned -0.34% over the same time frame.

Performance Snapshot as of October 31, 2020 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Macro Opportunities Fund:
Class A	9.78%	1.86%
Class A2	9.67%	1.76%
Class C	9.27%	1.09%
Class FI	9.68%	1.82%
Class I	9.89%	2.13%
Class IS	9.96%	2.30%
ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index	0.23%	1.37%
Lipper Alternative Credit Focus Funds Category Average	7.81%	-0.34%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

Western Asset Macro Opportunities Fund 2020 Annual Report	3

Fund overview (cont’d)

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended October 31, 2020 for Class A, Class A2, Class C, Class FI, Class I and Class IS shares were 2.27%, 2.18%, 1.68%, 2.36%, 2.67% and 2.76%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on the Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2020 the gross total annual fund operating expense ratios for Class A, Class A2, Class C, Class FI, Class I and Class IS shares were 1.57%, 1.59%, 2.29%, 1.61%, 1.30% and 1.21%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s absolute performance during the reporting period was its emerging markets debt exposure. In particular, allocations to Argentina, Russia, Indonesia and Mexico were additive for results.

Duration/yield curve positioning was rewarded. This was driven by an overall long U.S. duration, as rates moved lower across the yield curve. The Fund’s investment-grade and high-yield corporate bond allocations contributed to returns, as their spreads narrowed after widening in the spring of 2020.

Finally, developed markets foreign exchange (“FX”) positioning, namely euro, Swedish krona, Australian dollar and Japanese yen exposures, was additive for performance, as all of these currencies strengthened versus the U.S. dollar over the reporting period.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s absolute performance during the reporting period was its emerging markets FX positioning. This was driven by exposures to the Brazilian real, Russian ruble and Indonesian rupiah, as they all weakened versus U.S. dollar. The Fund’s allocation to mortgage- and asset-backed securities was also a headwind for results.

4	Western Asset Macro Opportunities Fund 2020 Annual Report

Thank you for your investment in Western Asset Macro Opportunities Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

November 19, 2020

RISKS: Fixed income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities falls. High-yield (“junk”) bonds possess greater price volatility, illiquidity, and possibility of default. Asset-backed, mortgage-backed or mortgage related securities are subject to prepayment and extension risks. International investments are subject to special risks, including currency fluctuations, as well as social, economic, and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political, and legal systems that are less developed and are less stable than those of more developed countries. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. The Fund may use derivatives to a significant extent, which could result in substantial losses and greater volatility in the Fund’s net assets. Potential active and frequent trading may result in higher transaction costs and increased investor liability. The use of leverage may increase volatility and the possibility of loss. The manager’s investment style may become out of favor and/or the manager’s selection process may prove incorrect; which may have a negative impact on the Fund’s performance. The Fund is non-diversified, which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of October 31, 2020 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 13 through 56 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2020 were: Sovereign Bonds (34.9%), Financials (14.6%), U.S. Government & Agency Obligations (10.7%), Energy (7.9%), and Health Care (4.7%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

Western Asset Macro Opportunities Fund 2020 Annual Report	5

Fund overview (cont’d)

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The J.P. Morgan Emerging Markets Bond Index Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

ii	The J.P. Morgan Corporate Emerging Markets Bond Index Broad tracks total returns for U.S. dollar-denominated debt instruments issued by corporate entities in emerging market countries.

iii

Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed income investment to a change in interest rates. Funds that employ leverage calculate effective duration based off of Net Assets.

iv

Duration is the measure of the price sensitivity of a fixed income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

[v]

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

vi

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed rate, taxable corporate bond market.

viii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

ix

ICE BofA US 3-Month Deposit Offered Rate Constant Maturity Index (formerly known as ICE BofAML USD LIBOR 3-Month Constant Maturity Index) is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The Index, therefore, will always have a constant maturity equal to exactly three months.

[x]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2020 including the reinvestment of all distributions, including returns of capital, if any, calculated among the 127 funds for the six-month period and among the 124 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

6	Western Asset Macro Opportunities Fund 2020 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of October 31, 2020 and October 31, 2019 and does not include derivatives such as written options, futures contracts, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

Western Asset Macro Opportunities Fund 2020 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2020 and held for the six months ended October 31, 2020.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	9.78%	$1,000.00	$1,097.80	1.59%	$8.38	Class A	5.00%	$1,000.00	$1,017.14	1.59%	$8.06
Class A2	9.67	1,000.00	1,096.70	1.69	8.91	Class A2	5.00	1,000.00	1,016.64	1.69	8.57
Class C	9.27	1,000.00	1,092.70	2.30	12.10	Class C	5.00	1,000.00	1,013.57	2.30	11.64
Class FI	9.68	1,000.00	1,096.80	1.59	8.38	Class FI	5.00	1,000.00	1,017.14	1.59	8.06
Class I	9.89	1,000.00	1,098.90	1.32	6.96	Class I	5.00	1,000.00	1,018.50	1.32	6.70
Class IS	9.96	1,000.00	1,099.60	1.22	6.44	Class IS	5.00	1,000.00	1,019.00	1.22	6.19

8	Western Asset Macro Opportunities Fund 2020 Annual Report

[1]	For the six months ended October 31, 2020.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

Western Asset Macro Opportunities Fund 2020 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class A2	Class C	Class FI	Class I	Class IS
Twelve Months Ended 10/31/20	1.86%	1.76%	1.09%	1.82%	2.13%	2.30%
Five Years Ended 10/31/20	5.51	N/A	4.76	5.46	5.80	5.91
Inception* through 10/31/20	6.05	6.06	5.28	5.99	6.31	6.42

With sales charges[2]	Class A	Class A2	Class C	Class FI	Class I	Class IS
Twelve Months Ended 10/31/20	-2.48%	-2.60%	0.17%	1.82%	2.13%	2.30%
Five Years Ended 10/31/20	4.60	N/A	4.76	5.46	5.80	5.91
Inception* through 10/31/20	5.41	4.88	5.28	5.99	6.31	6.42

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 8/30/13 through 10/31/20)	52.33%
Class A2 (Inception date of 12/14/16 through 10/31/20)	25.64
Class C (Inception date of 8/30/13 through 10/31/20)	44.62
Class FI (Inception date of 8/30/13 through 10/31/20)	51.80
Class I (Inception date of 8/30/13 through 10/31/20)	55.03
Class IS (Inception date of 8/30/13 through 10/31/20)	56.18

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A and Class A2 shares each reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, C, FI, I and IS shares is August 30, 2013. Inception date for Class A2 shares is December 14, 2016.

10	Western Asset Macro Opportunities Fund 2020 Annual Report

Historical performance

Value of $10,000 invested in

Class A, C and FI Shares of Western Asset Macro Opportunities Fund vs. ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index†* — August 30, 2013 - October 31, 2020

Value of $1,000,000 invested in

Class I and IS Shares of Western Asset Macro Opportunities Fund vs. ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index† — August 30, 2013 - October 31, 2020

Western Asset Macro Opportunities Fund 2020 Annual Report	11

Fund performance (unaudited) (cont’d)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A, C and FI shares and $1,000,000 invested in Class I and IS shares of Western Asset Macro Opportunities Fund on August 30, 2013 (inception date), assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2020. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index. The ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index (the “Index”) is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The Index, therefore, will always have a constant maturity equal to exactly three months. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than the Class A, C, FI, I and IS shares’ performance indicated on these charts depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

*	Formerly known as ICE BofAML USD LIBOR 3-Month Constant Maturity Index.

12	Western Asset Macro Opportunities Fund 2020 Annual Report

Schedule of investments

October 31, 2020

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 39.4%
Communication Services — 1.8%
Diversified Telecommunication Services — 0.1%
Altice France SA, Senior Secured Notes	7.375%	5/1/26	1,180,000	$1,232,805	(a)
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	480,000	520,068	(a)
Verizon Communications Inc., Senior Notes	3.850%	11/1/42	80,000	94,848
Verizon Communications Inc., Senior Notes	4.000%	3/22/50	120,000	145,118
Total Diversified Telecommunication Services				1,992,839
Media — 1.5%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.375%	5/1/25	290,000	298,193	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.500%	8/15/30	70,000	72,836	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.500%	5/1/32	1,480,000	1,531,800	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.200%	3/15/28	4,300,000	4,861,489
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.050%	3/30/29	640,000	763,951
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.375%	4/1/38	1,000,000	1,197,041
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.800%	3/1/50	110,000	125,724
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.834%	10/23/55	2,610,000	3,697,715
Comcast Corp., Senior Notes	3.750%	4/1/40	70,000	81,706
Comcast Corp., Senior Notes	3.400%	7/15/46	70,000	77,392
Comcast Corp., Senior Notes	4.700%	10/15/48	110,000	147,032
Comcast Corp., Senior Notes	3.450%	2/1/50	370,000	413,789

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2020 Annual Report	13

Schedule of investments (cont’d)

October 31, 2020

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
DISH DBS Corp., Senior Notes	5.875%	11/15/24	710,000	$715,325
Fox Corp., Senior Notes	4.709%	1/25/29	1,650,000	1,963,183
Fox Corp., Senior Notes	5.476%	1/25/39	820,000	1,093,501
Prosus NV, Senior Notes	4.850%	7/6/27	1,850,000	2,126,410	(a)
Prosus NV, Senior Notes	4.027%	8/3/50	3,500,000	3,588,678	(a)
Time Warner Cable LLC, Senior Secured Notes	7.300%	7/1/38	190,000	266,024
Virgin Media Secured Finance PLC, Senior Secured Notes	5.500%	5/15/29	290,000	310,300	(a)
Total Media				23,332,089
Wireless Telecommunication Services — 0.2%
CSC Holdings LLC, Senior Notes	6.500%	2/1/29	960,000	1,066,939	(a)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	200,000	299,450
Sprint Corp., Senior Notes	7.625%	2/15/25	300,000	354,562
T-Mobile USA Inc., Senior Notes	6.000%	3/1/23	20,000	20,025
T-Mobile USA Inc., Senior Notes	6.000%	4/15/24	10,000	10,190
T-Mobile USA Inc., Senior Secured Notes	3.875%	4/15/30	630,000	708,504	(a)
T-Mobile USA Inc., Senior Secured Notes	4.500%	4/15/50	770,000	896,827	(a)
Total Wireless Telecommunication Services				3,356,497
Total Communication Services				28,681,425
Consumer Discretionary — 3.9%
Automobiles — 0.4%
Ford Motor Credit Co. LLC, Senior Notes	3.336%	3/18/21	200,000	200,250
Ford Motor Credit Co. LLC, Senior Notes	5.875%	8/2/21	540,000	552,123
Ford Motor Credit Co. LLC, Senior Notes	3.339%	3/28/22	200,000	199,750
Ford Motor Credit Co. LLC, Senior Notes	5.125%	6/16/25	200,000	208,708
Ford Motor Credit Co. LLC, Senior Notes	4.125%	8/17/27	470,000	463,537
Nissan Motor Co. Ltd., Senior Notes	4.345%	9/17/27	2,320,000	2,330,573	(a)
Nissan Motor Co. Ltd., Senior Notes	4.810%	9/17/30	2,810,000	2,824,410	(a)
Total Automobiles				6,779,351

See Notes to Financial Statements.

14	Western Asset Macro Opportunities Fund 2020 Annual Report

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Consumer Services — 0.1%
Prime Security Services Borrower LLC/ Prime Finance Inc., Senior Secured Notes	5.750%	4/15/26	450,000	$479,813	(a)
Wesleyan University, Senior Notes	4.781%	7/1/2116	690,000	854,250
Total Diversified Consumer Services				1,334,063
Hotels, Restaurants & Leisure — 0.6%
1011778 BC ULC/New Red Finance Inc., Senior Secured Notes	4.250%	5/15/24	590,000	602,685	(a)
1011778 BC ULC/New Red Finance Inc., Senior Secured Notes	3.500%	2/15/29	280,000	278,600	(a)(b)
Hilton Domestic Operating Co. Inc., Senior Notes	5.375%	5/1/25	300,000	310,314	(a)
Hilton Domestic Operating Co. Inc., Senior Notes	5.750%	5/1/28	190,000	199,515	(a)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.875%	4/1/27	950,000	962,825
Las Vegas Sands Corp., Senior Notes	3.200%	8/8/24	1,730,000	1,751,046
Las Vegas Sands Corp., Senior Notes	2.900%	6/25/25	130,000	129,039
McDonald’s Corp., Senior Notes	4.450%	3/1/47	870,000	1,070,826
McDonald’s Corp., Senior Notes	4.450%	9/1/48	750,000	933,963
McDonald’s Corp., Senior Notes	3.625%	9/1/49	80,000	89,444
McDonald’s Corp., Senior Notes	4.200%	4/1/50	220,000	267,479
Sands China Ltd., Senior Notes	4.600%	8/8/23	540,000	576,282
Sands China Ltd., Senior Notes	5.125%	8/8/25	760,000	820,112
Wynn Macau Ltd., Senior Notes	5.625%	8/26/28	470,000	452,375	(a)
Total Hotels, Restaurants & Leisure				8,444,505
Household Durables — 0.0%††
MDC Holdings Inc., Senior Notes	6.000%	1/15/43	200,000	250,465
Internet & Direct Marketing Retail — 2.7%
Amazon.com Inc., Senior Notes	4.950%	12/5/44	350,000	496,618
Amazon.com Inc., Senior Notes	4.050%	8/22/47	8,360,000	10,742,960	(c)
Amazon.com Inc., Senior Notes	4.250%	8/22/57	9,010,000	11,948,773
Amazon.com Inc., Senior Notes	2.700%	6/3/60	18,550,000	18,924,829
Total Internet & Direct Marketing Retail				42,113,180
Specialty Retail — 0.0%††
Home Depot Inc., Senior Notes	3.300%	4/15/40	60,000	68,426
Home Depot Inc., Senior Notes	3.350%	4/15/50	120,000	136,121
Lowe’s Cos. Inc., Senior Notes	4.500%	4/15/30	250,000	307,396
Total Specialty Retail				511,943

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2020 Annual Report	15

Schedule of investments (cont’d)

October 31, 2020

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Textiles, Apparel & Luxury Goods — 0.1%
Hanesbrands Inc., Senior Notes	5.375%	5/15/25	400,000	$421,500	(a)
Levi Strauss & Co., Senior Notes	5.000%	5/1/25	380,000	389,975
NIKE Inc., Senior Notes	3.375%	3/27/50	150,000	172,982
Total Textiles, Apparel & Luxury Goods				984,457
Total Consumer Discretionary				60,417,964
Consumer Staples — 2.1%
Beverages — 1.0%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.000%	4/13/28	1,000,000	1,152,616
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.350%	6/1/40	1,000,000	1,180,850
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.600%	4/15/48	1,050,000	1,246,170
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.550%	1/23/49	5,680,000	7,671,994
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.500%	6/1/50	1,670,000	1,979,567
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.800%	1/23/59	470,000	664,846
Coca-Cola Co., Senior Notes	2.600%	6/1/50	130,000	130,754
Coca-Cola Co., Senior Notes	2.500%	3/15/51	110,000	108,751
Constellation Brands Inc., Senior Notes	4.750%	11/15/24	160,000	183,691
Pernod Ricard SA, Senior Notes	5.500%	1/15/42	150,000	208,404	(a)
Primo Water Holdings Inc., Senior Notes	5.500%	4/1/25	390,000	403,162	(a)
Total Beverages				14,930,805
Food Products — 0.2%
Kraft Heinz Foods Co., Senior Notes	3.950%	7/15/25	94,000	101,712
Kraft Heinz Foods Co., Senior Notes	4.250%	3/1/31	140,000	152,172	(a)
Kraft Heinz Foods Co., Senior Notes	6.750%	3/15/32	20,000	26,356
Kraft Heinz Foods Co., Senior Notes	6.875%	1/26/39	50,000	67,043
Kraft Heinz Foods Co., Senior Notes	7.125%	8/1/39	10,000	13,523	(a)
Kraft Heinz Foods Co., Senior Notes	4.625%	10/1/39	10,000	10,757	(a)
Kraft Heinz Foods Co., Senior Notes	5.000%	6/4/42	240,000	264,110
Kraft Heinz Foods Co., Senior Notes	5.200%	7/15/45	530,000	587,985
Kraft Heinz Foods Co., Senior Notes	4.375%	6/1/46	760,000	781,326
Kraft Heinz Foods Co., Senior Notes	4.875%	10/1/49	360,000	381,204	(a)
Kraft Heinz Foods Co., Senior Notes	5.500%	6/1/50	370,000	423,470	(a)

See Notes to Financial Statements.

16	Western Asset Macro Opportunities Fund 2020 Annual Report

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Food Products — continued
Lamb Weston Holdings Inc., Senior Notes	4.875%	11/1/26	320,000	$332,955	(a)
Lamb Weston Holdings Inc., Senior Notes	4.875%	5/15/28	70,000	75,976	(a)
Total Food Products				3,218,589
Tobacco — 0.9%
Altria Group Inc., Senior Notes	4.400%	2/14/26	800,000	921,212
Altria Group Inc., Senior Notes	4.800%	2/14/29	1,940,000	2,280,147
Altria Group Inc., Senior Notes	5.800%	2/14/39	1,120,000	1,427,833
Altria Group Inc., Senior Notes	5.950%	2/14/49	60,000	79,744
Altria Group Inc., Senior Notes	6.200%	2/14/59	2,830,000	3,848,271
BAT Capital Corp., Senior Notes	3.557%	8/15/27	3,020,000	3,261,121
BAT Capital Corp., Senior Notes	4.540%	8/15/47	2,030,000	2,139,983
Reynolds American Inc., Senior Notes	6.150%	9/15/43	200,000	247,375
Total Tobacco				14,205,686
Total Consumer Staples				32,355,080
Energy — 7.9%
Energy Equipment & Services — 0.1%
Halliburton Co., Senior Notes	3.800%	11/15/25	60,000	65,083
Halliburton Co., Senior Notes	4.850%	11/15/35	1,250,000	1,313,906
Total Energy Equipment & Services				1,378,989
Oil, Gas & Consumable Fuels — 7.8%
Apache Corp., Senior Notes	4.375%	10/15/28	30,000	27,480
Apache Corp., Senior Notes	5.100%	9/1/40	4,820,000	4,433,870
Apache Corp., Senior Notes	4.750%	4/15/43	1,210,000	1,073,875
Apache Corp., Senior Notes	4.250%	1/15/44	990,000	841,500
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	950,000	925,989	(a)
Cameron LNG LLC, Senior Secured Notes	3.302%	1/15/35	1,980,000	2,207,865	(a)
Cameron LNG LLC, Senior Secured Notes	3.701%	1/15/39	1,160,000	1,285,736	(a)
Cheniere Corpus Christi Holdings LLC, Senior Secured Notes	5.125%	6/30/27	380,000	426,365
Cheniere Energy Inc., Senior Secured Notes	4.625%	10/15/28	380,000	392,825	(a)
Chevron Corp., Senior Notes	3.078%	5/11/50	80,000	83,179
Cimarex Energy Co., Senior Notes	3.900%	5/15/27	1,710,000	1,798,068
Concho Resources Inc., Senior Notes	4.300%	8/15/28	1,370,000	1,573,797

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2020 Annual Report	17

Schedule of investments (cont’d)

October 31, 2020

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Continental Resources Inc., Senior Notes	4.375%	1/15/28	20,000	$18,036
Continental Resources Inc., Senior Notes	4.900%	6/1/44	1,490,000	1,234,353
DCP Midstream LP, Junior Subordinated Notes (7.375% to 12/15/22 then 3 mo. USD LIBOR + 5.148%)	7.375%	12/15/22	860,000	559,609	(d)(e)
DCP Midstream Operating LP, Senior Notes	6.450%	11/3/36	660,000	639,735	(a)
DCP Midstream Operating LP, Senior Notes	6.750%	9/15/37	1,300,000	1,240,583	(a)
Devon Energy Corp., Senior Notes	5.850%	12/15/25	1,950,000	2,178,019
Devon Energy Corp., Senior Notes	5.600%	7/15/41	30,000	30,906
Devon Energy Corp., Senior Notes	4.750%	5/15/42	30,000	27,943
Devon Energy Corp., Senior Notes	5.000%	6/15/45	840,000	813,256
Diamondback Energy Inc., Senior Notes	2.875%	12/1/24	370,000	374,940
Diamondback Energy Inc., Senior Notes	3.250%	12/1/26	460,000	472,661
Ecopetrol SA, Senior Notes	5.375%	6/26/26	2,470,000	2,723,200
Ecopetrol SA, Senior Notes	5.875%	5/28/45	1,902,000	2,076,889
Energy Transfer Operating LP, Junior Subordinated Notes (6.750% to 5/15/25 then 5 year Treasury Constant Maturity Rate + 5.134%)	6.750%	5/15/25	1,420,000	1,139,124	(d)(e)
Energy Transfer Operating LP, Junior Subordinated Notes (7.125% to 5/15/30 then 5 year Treasury Constant Maturity Rate + 5.306%)	7.125%	5/15/30	1,320,000	1,080,565	(d)(e)
Energy Transfer Operating LP, Senior Notes	5.000%	5/15/50	840,000	786,968
Enterprise Products Operating LLC, Senior Notes	4.150%	10/16/28	260,000	300,220
Enterprise Products Operating LLC, Senior Notes	6.125%	10/15/39	600,000	777,594
Enterprise Products Operating LLC, Senior Notes	6.450%	9/1/40	960,000	1,276,511
Enterprise Products Operating LLC, Senior Notes	5.950%	2/1/41	370,000	472,037
Enterprise Products Operating LLC, Senior Notes	5.100%	2/15/45	570,000	671,287

See Notes to Financial Statements.

18	Western Asset Macro Opportunities Fund 2020 Annual Report

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Enterprise Products Operating LLC, Senior Notes	4.250%	2/15/48	700,000	$753,734
Enterprise Products Operating LLC, Senior Notes (5.375% to 2/15/28 then 3 mo. USD LIBOR + 2.570%)	5.375%	2/15/78	780,000	696,571	(e)
EOG Resources Inc., Senior Notes	4.375%	4/15/30	90,000	106,071
EOG Resources Inc., Senior Notes	4.950%	4/15/50	300,000	373,633
EQT Corp., Senior Notes	7.875%	2/1/25	50,000	55,695
EQT Corp., Senior Notes	3.900%	10/1/27	80,000	76,976
Exxon Mobil Corp., Senior Notes	4.114%	3/1/46	1,210,000	1,393,939
Exxon Mobil Corp., Senior Notes	4.327%	3/19/50	1,230,000	1,489,763
Exxon Mobil Corp., Senior Notes	3.452%	4/15/51	660,000	694,046
Kinder Morgan Energy Partners LP, Senior Notes	3.500%	9/1/23	540,000	574,278
Kinder Morgan Energy Partners LP, Senior Notes	4.250%	9/1/24	540,000	596,667
Kinder Morgan Energy Partners LP, Senior Notes	6.950%	1/15/38	70,000	90,379
Kinder Morgan Energy Partners LP, Senior Notes	6.500%	9/1/39	670,000	836,726
Kinder Morgan Energy Partners LP, Senior Notes	6.550%	9/15/40	1,180,000	1,475,708
Kinder Morgan Energy Partners LP, Senior Notes	6.375%	3/1/41	1,240,000	1,523,737
Kinder Morgan Inc., Senior Notes	5.300%	12/1/34	1,340,000	1,554,018
MPLX LP, Senior Notes	4.875%	12/1/24	1,060,000	1,187,697
MPLX LP, Senior Notes	4.875%	6/1/25	500,000	565,193
MPLX LP, Senior Notes	4.800%	2/15/29	870,000	983,828
MPLX LP, Senior Notes	5.200%	3/1/47	1,410,000	1,486,432
MPLX LP, Senior Notes	4.700%	4/15/48	1,210,000	1,202,184
MPLX LP, Senior Notes	5.500%	2/15/49	1,460,000	1,620,552
Noble Energy Inc., Senior Notes	3.850%	1/15/28	1,580,000	1,806,590
Occidental Petroleum Corp., Senior Notes	6.950%	7/1/24	1,040,000	985,400
Occidental Petroleum Corp., Senior Notes	2.900%	8/15/24	830,000	692,054
Occidental Petroleum Corp., Senior Notes	5.550%	3/15/26	460,000	400,853
Occidental Petroleum Corp., Senior Notes	3.200%	8/15/26	860,000	665,962

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2020 Annual Report	19

Schedule of investments (cont’d)

October 31, 2020

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Occidental Petroleum Corp., Senior Notes	6.625%	9/1/30	3,070,000	$2,694,846
Occidental Petroleum Corp., Senior Notes	0.000%	10/10/36	21,490,000	9,786,976
Occidental Petroleum Corp., Senior Notes	6.200%	3/15/40	980,000	798,014
Occidental Petroleum Corp., Senior Notes	4.500%	7/15/44	1,010,000	694,163
Occidental Petroleum Corp., Senior Notes	4.625%	6/15/45	3,380,000	2,289,950
Occidental Petroleum Corp., Senior Notes	6.600%	3/15/46	650,000	539,363
Occidental Petroleum Corp., Senior Notes	4.400%	4/15/46	1,260,000	849,145
Occidental Petroleum Corp., Senior Notes	4.100%	2/15/47	920,000	602,876
Occidental Petroleum Corp., Senior Notes	4.200%	3/15/48	210,000	136,762
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	5.375%	1/15/25	30,000	30,731	(a)
Petrobras Global Finance BV, Senior Notes	7.375%	1/17/27	2,450,000	2,955,312
Petrobras Global Finance BV, Senior Notes	5.999%	1/27/28	4,510,000	5,058,484
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	2,610,000	2,812,275
Petroleos Mexicanos, Senior Notes	6.375%	1/23/45	3,050,000	2,316,063
Range Resources Corp., Senior Notes	5.875%	7/1/22	106,000	106,373
Range Resources Corp., Senior Notes	5.000%	3/15/23	897,000	871,969
Range Resources Corp., Senior Notes	4.875%	5/15/25	590,000	548,700
Rockies Express Pipeline LLC, Senior Notes	6.875%	4/15/40	1,180,000	1,215,400	(a)
Schlumberger Holdings Corp., Senior Notes	4.000%	12/21/25	2,470,000	2,756,593	(a)
Shell International Finance BV, Senior Notes	2.750%	4/6/30	270,000	291,628
Shell International Finance BV, Senior Notes	3.250%	4/6/50	1,380,000	1,428,289
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	4.250%	11/15/23	2,590,000	2,596,475

See Notes to Financial Statements.

20	Western Asset Macro Opportunities Fund 2020 Annual Report

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.375%	2/1/27	40,000	$40,293
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.500%	3/1/30	270,000	271,658	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	4.875%	2/1/31	310,000	302,997	(a)
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	7.850%	2/1/26	1,950,000	2,502,973
Western Midstream Operating LP, Senior Notes	4.100%	2/1/25	320,000	301,987
Western Midstream Operating LP, Senior Notes	3.950%	6/1/25	1,000,000	938,750
Western Midstream Operating LP, Senior Notes	4.650%	7/1/26	160,000	154,000
Western Midstream Operating LP, Senior Notes	4.500%	3/1/28	1,190,000	1,106,700
Western Midstream Operating LP, Senior Notes	4.750%	8/15/28	1,210,000	1,134,375
Western Midstream Operating LP, Senior Notes	5.050%	2/1/30	1,450,000	1,377,500
Western Midstream Operating LP, Senior Notes	5.450%	4/1/44	2,130,000	1,814,494
Western Midstream Operating LP, Senior Notes	5.300%	3/1/48	590,000	477,900
Western Midstream Operating LP, Senior Notes	5.500%	8/15/48	1,780,000	1,441,800
Williams Cos. Inc., Senior Notes	3.750%	6/15/27	1,780,000	1,941,818
Williams Cos. Inc., Senior Notes	7.500%	1/15/31	1,570,000	2,021,491
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	1,520,000	2,152,771
Williams Cos. Inc., Senior Notes	6.300%	4/15/40	840,000	1,018,494
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	1,680,000	1,948,193
Williams Cos. Inc., Senior Notes	5.100%	9/15/45	150,000	167,580
WPX Energy Inc., Senior Notes	8.250%	8/1/23	1,210,000	1,362,635
WPX Energy Inc., Senior Notes	5.250%	10/15/27	700,000	703,220
WPX Energy Inc., Senior Notes	5.875%	6/15/28	560,000	573,311
Total Oil, Gas & Consumable Fuels				122,988,998
Total Energy				124,367,987

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2020 Annual Report	21

Schedule of investments (cont’d)

October 31, 2020

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
Financials — 14.4%
Banks — 12.1%
BAC Capital Trust XIV, Junior Subordinated Notes (the greater of 3 mo. USD LIBOR + 0.400% or 4.000%)	4.000%	11/16/20	1,830,000		$1,768,845	(d)(e)
Banco Bilbao Vizcaya Argentaria SA, Junior Subordinated Notes (8.875% to 4/14/21 then EUR 5 year Swap Rate + 9.177%)	8.875%	4/14/21	5,400,000	EUR	6,448,036	(d)(e)(f)
Banco Mercantil del Norte SA, Junior Subordinated Notes (6.875% to 7/6/22 then 5 year Treasury Constant Maturity Rate + 5.035%)	6.875%	7/6/22	830,000		831,565	(a)(d)(e)
Banco Mercantil del Norte SA, Junior Subordinated Notes (7.625% to 1/6/28 then 10 year Treasury Constant Maturity Rate + 5.353%)	7.625%	1/10/28	1,830,000		1,830,000	(a)(d)(e)
Banco Santander SA, Junior Subordinated Notes (6.250% to 9/11/21 then EUR 5 year Swap Rate + 5.640%)	6.250%	9/11/21	3,000,000	EUR	3,434,857	(d)(e)(f)
Bank of America Corp., Junior Subordinated Notes (5.875% to 3/15/28 then 3 mo. USD LIBOR + 2.931%)	5.875%	3/15/28	6,260,000		6,751,221	(d)(e)
Bank of America Corp., Junior Subordinated Notes (6.100% to 3/17/25 then 3 mo. USD LIBOR + 3.898%)	6.100%	3/17/25	3,810,000		4,208,545	(d)(e)
Bank of America Corp., Junior Subordinated Notes (6.250% to 9/5/24 then 3 mo. USD LIBOR + 3.705%)	6.250%	9/5/24	1,430,000		1,560,739	(d)(e)
Bank of America Corp., Senior Notes (2.592% to 4/29/30 then SOFR + 2.150%)	2.592%	4/29/31	710,000		742,651	(e)
Bank of America Corp., Senior Notes (4.083% to 3/20/50 then 3 mo. USD LIBOR + 3.150%)	4.083%	3/20/51	120,000		146,909	(e)
Bank of America Corp., Subordinated Notes	4.250%	10/22/26	2,520,000		2,917,388
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	410,000		451,757

See Notes to Financial Statements.

22	Western Asset Macro Opportunities Fund 2020 Annual Report

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
Banks — continued
Barclays PLC, Junior Subordinated Notes (7.750% to 9/15/23 then USD 5 year ICE Swap Rate + 4.842%)	7.750%	9/15/23	1,780,000		$1,836,010	(d)(e)
Barclays PLC, Junior Subordinated Notes (8.000% to 12/15/20 then EUR 5 year Swap Rate + 6.750%)	8.000%	12/15/20	4,300,000	EUR	5,046,451	(d)(e)
Barclays PLC, Junior Subordinated Notes (8.000% to 6/15/24 then 5 year Treasury Constant Maturity Rate + 5.672%)	8.000%	6/15/24	2,930,000		3,143,910	(d)(e)
Barclays PLC, Senior Notes (4.972% to 5/16/28 then 3 mo. USD LIBOR + 1.902%)	4.972%	5/16/29	2,930,000		3,434,103	(e)
BNP Paribas SA, Junior Subordinated Notes (6.125% to 6/17/22 then EUR 5 year Swap Rate + 5.230%)	6.125%	6/17/22	2,424,000	EUR	2,938,952	(d)(e)(f)
BNP Paribas SA, Junior Subordinated Notes (7.000% to 8/16/28 then USD 5 year ICE Swap Rate + 3.980%)	7.000%	8/16/28	200,000		230,037	(a)(d)(e)
BNP Paribas SA, Junior Subordinated Notes (7.375% to 8/19/25 then USD 5 year ICE Swap Rate + 5.150%)	7.375%	8/19/25	2,990,000		3,339,666	(a)(d)(e)
BNP Paribas SA, Senior Notes (4.705% to 1/10/24 then 3 mo. USD LIBOR + 2.235%)	4.705%	1/10/25	1,500,000		1,657,766	(a)(e)
BNP Paribas SA, Senior Notes (5.198% to 1/10/29 then 3 mo. USD LIBOR + 2.567%)	5.198%	1/10/30	230,000		282,385	(a)(e)
Citigroup Inc., Junior Subordinated Notes (5.950% to 5/15/25 then 3 mo. USD LIBOR + 3.905%)	5.950%	5/15/25	10,650,000		11,158,625	(d)(e)
Citigroup Inc., Junior Subordinated Notes (6.300% to 5/15/24 then 3 mo. USD LIBOR + 3.423%)	6.300%	5/15/24	1,250,000		1,298,438	(d)(e)
Citigroup Inc., Senior Notes	8.125%	7/15/39	1,301,000		2,261,672
Citigroup Inc., Senior Notes	4.650%	7/30/45	825,000		1,060,180
Citigroup Inc., Senior Notes	4.650%	7/23/48	520,000		675,179
Citigroup Inc., Subordinated Notes	4.450%	9/29/27	1,590,000		1,835,624
Citigroup Inc., Subordinated Notes	4.125%	7/25/28	1,870,000		2,141,665
Citigroup Inc., Subordinated Notes	4.750%	5/18/46	200,000		250,494
Compass Bank, Subordinated Notes	3.875%	4/10/25	490,000		526,355

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2020 Annual Report	23

Schedule of investments (cont’d)

October 31, 2020

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
Banks — continued
Cooperatieve Rabobank UA, Junior Subordinated Notes (6.625% to 6/29/21 then EUR 5 year Swap Rate + 6.697%)	6.625%	6/29/21	5,400,000	EUR	$6,476,211	(d)(e)(f)
Credit Agricole SA, Junior Subordinated Notes (6.500% to 6/23/21 then EUR 5 year Swap Rate + 5.120%)	6.500%	6/23/21	2,672,000	EUR	3,174,819	(d)(e)(f)
Credit Agricole SA, Junior Subordinated Notes (8.125% to 12/23/25 then USD 5 year ICE Swap Rate + 6.185%)	8.125%	12/23/25	3,250,000		3,824,275	(a)(d)(e)
Danske Bank A/S, Junior Subordinated Notes (5.875% to 4/6/22 then EUR 7 year Swap Rate + 5.471%)	5.875%	4/6/22	4,220,000	EUR	5,031,550	(d)(e)(f)
Danske Bank A/S, Senior Notes	5.375%	1/12/24	840,000		943,853	(a)
HSBC Holdings PLC, Junior Subordinated Notes (6.250% to 3/23/23 then USD 5 year ICE Swap Rate + 3.453%)	6.250%	3/23/23	1,120,000		1,127,840	(d)(e)
HSBC Holdings PLC, Junior Subordinated Notes (6.375% to 3/30/25 then USD 5 year ICE Swap Rate + 4.368%)	6.375%	3/30/25	860,000		895,817	(d)(e)
HSBC Holdings PLC, Junior Subordinated Notes (6.500% to 3/23/28 then USD 5 year ICE Swap Rate + 3.606%)	6.500%	3/23/28	3,090,000		3,310,363	(d)(e)
HSBC Holdings PLC, Senior Notes (4.583% to 6/19/28 then 3 mo. USD LIBOR + 1.535%)	4.583%	6/19/29	2,750,000		3,180,137	(e)
HSBC Holdings PLC, Subordinated Notes	4.250%	8/18/25	590,000		654,131
Intesa Sanpaolo SpA, Junior Subordinated Notes (7.000% to 1/19/21 then EUR 5 year Swap Rate + 6.884%)	7.000%	1/19/21	5,527,000	EUR	6,463,155	(d)(e)(f)
Intesa Sanpaolo SpA, Subordinated Notes	5.017%	6/26/24	200,000		211,175	(a)
Intesa Sanpaolo SpA, Subordinated Notes	5.710%	1/15/26	210,000		228,959	(a)

See Notes to Financial Statements.

24	Western Asset Macro Opportunities Fund 2020 Annual Report

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
Banks — continued
JPMorgan Chase & Co., Senior Notes (2.522% to 4/22/30 then SOFR + 2.040%)	2.522%	4/22/31	110,000		$115,811	(e)
JPMorgan Chase & Co., Senior Notes (3.109% to 4/22/50 then SOFR + 2.440%)	3.109%	4/22/51	440,000		466,629	(e)
JPMorgan Chase & Co., Subordinated Notes	4.950%	6/1/45	1,410,000		1,891,823
JPMorgan Chase & Co., Subordinated Notes (2.956% to 5/13/30 then SOFR + 2.515%)	2.956%	5/13/31	1,620,000		1,728,091	(e)
Natwest Group PLC, Junior Subordinated Notes (8.625% to 8/15/21 then USD 5 year ICE Swap Rate + 7.598%)	8.625%	8/15/21	1,430,000		1,479,092	(d)(e)
Natwest Group PLC, Subordinated Notes	6.000%	12/19/23	400,000		449,138
Natwest Group PLC, Subordinated Notes	5.125%	5/28/24	11,480,000		12,662,226
Santander UK Group Holdings PLC, Subordinated Notes	4.750%	9/15/25	680,000		750,700	(a)
Santander UK Group Holdings PLC, Subordinated Notes	5.625%	9/15/45	440,000		557,204	(a)
UniCredit SpA, Junior Subordinated Notes (6.625% to 6/3/23 then EUR 5 year Swap Rate + 6.387%)	6.625%	6/3/23	7,790,000	EUR	9,051,058	(d)(e)(f)
UniCredit SpA, Senior Notes	6.572%	1/14/22	1,700,000		1,799,034	(a)
UniCredit SpA, Subordinated Notes (5.459% to 6/30/30 then USD 5 year ICE Swap Rate + 4.750%)	5.459%	6/30/35	1,510,000		1,532,226	(a)(e)
UniCredit SpA, Subordinated Notes (7.296% to 4/2/29 then USD 5 year ICE Swap Rate + 4.914%)	7.296%	4/2/34	8,360,000		9,578,219	(a)(e)
Wachovia Capital Trust III Ltd., Junior Subordinated Bonds (the greater of 3 mo. USD LIBOR + 0.930% or 5.570%)	5.570%	11/30/20	17,367,000		17,414,238	(d)(e)
Wells Fargo & Co., Junior Subordinated Notes (5.875% to 6/15/25 then 3 mo. USD LIBOR + 3.990%)	5.875%	6/15/25	847,000		909,098	(d)(e)

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2020 Annual Report	25

Schedule of investments (cont’d)

October 31, 2020

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Wells Fargo & Co., Senior Notes (2.879% to 10/30/29 then 3 mo. USD LIBOR + 1.170%)	2.879%	10/30/30	890,000	$947,985	(e)
Wells Fargo & Co., Senior Notes (4.478% to 4/4/30 then 3 mo. USD LIBOR + 3.770%)	4.478%	4/4/31	410,000	492,601	(e)
Wells Fargo & Co., Senior Notes (5.013% to 4/4/50 then 3 mo. USD LIBOR + 4.240%)	5.013%	4/4/51	7,670,000	10,412,730	(e)
Wells Fargo & Co., Subordinated Notes	4.300%	7/22/27	4,840,000	5,558,914
Wells Fargo & Co., Subordinated Notes	4.400%	6/14/46	1,420,000	1,674,287
Wells Fargo & Co., Subordinated Notes	4.750%	12/7/46	500,000	616,285
Total Banks				189,819,699
Capital Markets — 1.6%
Credit Suisse Group AG, Junior Subordinated Notes (5.250% to 8/11/27 then 5 year Treasury Constant Maturity Rate + 4.889%)	5.250%	2/11/27	5,190,000	5,238,267	(a)(d)(e)
Credit Suisse Group AG, Junior Subordinated Notes (6.375% to 8/21/26 then 5 year Treasury Constant Maturity Rate + 4.822%)	6.375%	8/21/26	200,000	214,917	(a)(d)(e)
Credit Suisse Group AG, Junior Subordinated Notes (7.250% to 9/12/25 then 5 year Treasury Constant Maturity Rate + 4.332%)	7.250%	9/12/25	300,000	325,321	(a)(d)(e)
Credit Suisse Group AG, Junior Subordinated Notes (7.500% to 7/17/23 then USD 5 year ICE Swap Rate + 4.600%)	7.500%	7/17/23	1,770,000	1,880,643	(a)(d)(e)
Credit Suisse Group AG, Senior Notes (4.194% to 4/1/30 then SOFR + 3.730%)	4.194%	4/1/31	630,000	723,696	(a)(e)
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.875%	5/15/45	530,000	698,097
Goldman Sachs Capital II, Junior Subordinated Notes (3 mo. USD LIBOR + 0.768%, 4.000% floor)	4.000%	11/30/20	149,000	140,172	(d)(e)
Goldman Sachs Capital III Ltd. (3 mo. USD LIBOR + 0.770%, 4.000% floor)	4.000%	11/30/20	96,000	88,699	(d)(e)

See Notes to Financial Statements.

26	Western Asset Macro Opportunities Fund 2020 Annual Report

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
Capital Markets — continued
Goldman Sachs Group Inc., Senior Notes	4.750%	10/21/45	570,000		$751,237
Goldman Sachs Group Inc., Senior Notes (4.223% to 5/1/28 then 3 mo. USD LIBOR + 1.301%)	4.223%	5/1/29	430,000		502,084	(e)
Goldman Sachs Group Inc., Subordinated Notes	4.250%	10/21/25	610,000		693,719
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	1,700,000		2,479,657
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	4,590,000		6,127,340
Morgan Stanley, Senior Notes (4.431% to 1/23/29 then 3 mo. USD LIBOR + 1.628%)	4.431%	1/23/30	60,000		71,951	(e)
Morgan Stanley, Senior Notes (5.597% to 3/24/50 then SOFR + 4.840%)	5.597%	3/24/51	190,000		288,592	(e)
UBS Group AG, Junior Subordinated Notes (5.750% to 2/19/22 then EUR 5 year Swap Rate + 5.287%)	5.750%	2/19/22	2,080,000	EUR	2,510,250	(d)(e)(f)
UBS Group AG, Junior Subordinated Notes (7.000% to 1/31/24 then USD 5 year ICE Swap Rate + 4.344%)	7.000%	1/31/24	2,880,000		3,101,602	(a)(d)(e)
Total Capital Markets					25,836,244
Diversified Financial Services — 0.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	4.625%	7/1/22	333,000		345,129
DAE Funding LLC, Senior Notes	5.750%	11/15/23	160,000		162,200	(a)
GE Capital International Funding Co. Unlimited Co., Senior Notes	4.418%	11/15/35	1,210,000		1,309,867
ILFC E-Capital Trust I Ltd. GTD ((Highest of 3 mo. USD LIBOR, 10 year Treasury Constant Maturity Rate and 30 year Treasury Constant Maturity Rate) + 1.550%)	2.980%	12/21/65	740,000		389,710	(a)(e)
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	640,000		683,153
Park Aerospace Holdings Ltd., Senior Notes	5.250%	8/15/22	342,000		352,344	(a)
Park Aerospace Holdings Ltd., Senior Notes	4.500%	3/15/23	160,000		161,907	(a)

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2020 Annual Report	27

Schedule of investments (cont’d)

October 31, 2020

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Financial Services — continued
Park Aerospace Holdings Ltd., Senior Notes	5.500%	2/15/24	400,000	$413,853	(a)
Toll Road Investors Partnership II LP	0.000%	2/15/24	1,020,000	918,550	(a)
Toll Road Investors Partnership II LP	0.000%	2/15/38	200,000	81,613	(a)
Vanguard Group Inc.	3.050%	8/22/50	2,610,000	2,477,412	(g)(h)
Total Diversified Financial Services				7,295,738
Insurance — 0.2%
American International Group Inc., Senior Notes	3.400%	6/30/30	1,080,000	1,202,775
Teachers Insurance & Annuity Association of America, Subordinated Notes	4.900%	9/15/44	1,910,000	2,458,399	(a)
Total Insurance				3,661,174
Total Financials				226,612,855
Health Care — 4.4%
Biotechnology — 0.3%
AbbVie Inc., Senior Notes	4.050%	11/21/39	3,440,000	3,950,128	(a)
Health Care Equipment & Supplies — 0.1%
Becton Dickinson and Co., Senior Notes	3.700%	6/6/27	1,317,000	1,492,705
Health Care Providers & Services — 1.3%
Centene Corp., Senior Notes	4.750%	1/15/25	160,000	164,600
Centene Corp., Senior Notes	5.375%	6/1/26	350,000	368,711	(a)
CommonSpirit Health, Secured Notes	4.350%	11/1/42	1,720,000	1,853,963
CommonSpirit Health, Senior Secured Notes	3.817%	10/1/49	630,000	662,622
CVS Health Corp., Senior Notes	4.300%	3/25/28	300,000	347,615
CVS Health Corp., Senior Notes	4.780%	3/25/38	1,130,000	1,366,481
CVS Health Corp., Senior Notes	4.125%	4/1/40	820,000	933,196
CVS Health Corp., Senior Notes	5.050%	3/25/48	7,790,000	9,895,824
CVS Health Corp., Senior Notes	4.250%	4/1/50	90,000	105,528
Dignity Health, Secured Notes	5.267%	11/1/64	760,000	919,519
Hackensack Meridian Health Inc., Secured Notes	4.211%	7/1/48	1,060,000	1,271,999
HCA Inc., Senior Notes	5.375%	2/1/25	150,000	166,322
HCA Inc., Senior Notes	7.690%	6/15/25	420,000	502,381
HCA Inc., Senior Notes	5.625%	9/1/28	60,000	69,944
HCA Inc., Senior Notes	5.875%	2/1/29	310,000	365,240
HCA Inc., Senior Notes	3.500%	9/1/30	480,000	491,427
HCA Inc., Senior Secured Notes	4.500%	2/15/27	240,000	271,581

See Notes to Financial Statements.

28	Western Asset Macro Opportunities Fund 2020 Annual Report

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
HCA Inc., Senior Secured Notes	5.500%	6/15/47	80,000	$99,854
UnitedHealth Group Inc., Senior Notes	3.125%	5/15/60	190,000	204,569
Willis-Knighton Medical Center, Secured Notes	4.813%	9/1/48	790,000	956,145
Total Health Care Providers & Services				21,017,521
Pharmaceuticals — 2.7%
Bausch Health Americas Inc., Senior Notes	9.250%	4/1/26	6,060,000	6,689,028	(a)
Bausch Health Americas Inc., Senior Notes	8.500%	1/31/27	3,880,000	4,247,960	(a)
Bausch Health Cos. Inc., Senior Notes	9.000%	12/15/25	6,860,000	7,513,072	(a)
Bausch Health Cos. Inc., Senior Notes	6.250%	2/15/29	900,000	928,800	(a)
Bausch Health Cos. Inc., Senior Notes	7.250%	5/30/29	1,370,000	1,476,011	(a)
Bausch Health Cos. Inc., Senior Notes	5.250%	1/30/30	300,000	296,601	(a)
Bausch Health Cos. Inc., Senior Secured Notes	7.000%	3/15/24	550,000	570,488	(a)
Bausch Health Cos. Inc., Senior Secured Notes	5.500%	11/1/25	1,050,000	1,079,715	(a)
Teva Pharmaceutical Finance Co. BV, Senior Notes	3.650%	11/10/21	160,000	158,800
Teva Pharmaceutical Finance Co. BV, Senior Notes	2.950%	12/18/22	2,097,000	2,015,374
Teva Pharmaceutical Finance IV BV, Senior Notes	3.650%	11/10/21	250,000	248,069
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.200%	7/21/21	960,000	946,838
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.800%	7/21/23	1,300,000	1,235,338
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	7.125%	1/31/25	4,944,000	5,133,009
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	3.150%	10/1/26	454,000	400,371
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	6.750%	3/1/28	520,000	547,144
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	4.100%	10/1/46	11,367,000	9,463,027
Total Pharmaceuticals				42,949,645
Total Health Care				69,409,999

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2020 Annual Report	29

Schedule of investments (cont’d)

October 31, 2020

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Industrials — 2.7%
Aerospace & Defense — 1.1%
Boeing Co., Senior Notes	2.700%	2/1/27	750,000	$730,604
Boeing Co., Senior Notes	5.150%	5/1/30	1,950,000	2,159,014
Boeing Co., Senior Notes	3.250%	2/1/35	2,030,000	1,887,792
Boeing Co., Senior Notes	3.550%	3/1/38	170,000	154,694
Boeing Co., Senior Notes	5.705%	5/1/40	1,600,000	1,861,576
Boeing Co., Senior Notes	3.750%	2/1/50	130,000	116,445
Boeing Co., Senior Notes	5.805%	5/1/50	3,700,000	4,367,412
Boeing Co., Senior Notes	5.930%	5/1/60	1,410,000	1,677,442
General Dynamics Corp., Senior Notes	4.250%	4/1/40	40,000	50,925
General Dynamics Corp., Senior Notes	4.250%	4/1/50	190,000	247,980
Northrop Grumman Corp., Senior Notes	5.250%	5/1/50	2,190,000	3,156,461
TransDigm Inc., Senior Secured Notes	8.000%	12/15/25	160,000	173,408	(a)
TransDigm Inc., Senior Secured Notes	6.250%	3/15/26	380,000	396,623	(a)
Total Aerospace & Defense				16,980,376
Air Freight & Logistics — 0.1%
XPO CNW Inc., Senior Notes	6.700%	5/1/34	1,780,000	1,987,236
Airlines — 0.9%
Delta Air Lines Inc., Senior Notes	2.600%	12/4/20	250,000	249,870
Delta Air Lines Inc., Senior Notes	3.400%	4/19/21	2,320,000	2,325,491
Delta Air Lines Inc., Senior Notes	3.625%	3/15/22	1,450,000	1,421,443
Delta Air Lines Inc., Senior Notes	3.800%	4/19/23	190,000	179,804
Delta Air Lines Inc., Senior Notes	2.900%	10/28/24	870,000	758,048
Delta Air Lines Inc., Senior Notes	7.375%	1/15/26	850,000	880,682
Delta Air Lines Inc., Senior Secured Notes	7.000%	5/1/25	1,850,000	2,020,893	(a)
Delta Air Lines Inc./SkyMiles IP Ltd., Senior Secured Notes	4.500%	10/20/25	2,490,000	2,529,297	(a)
Delta Air Lines Inc./SkyMiles IP Ltd., Senior Secured Notes	4.750%	10/20/28	1,110,000	1,136,255	(a)
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., Senior Secured Notes	6.500%	6/20/27	680,000	709,325	(a)
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., Senior Secured Notes	8.000%	9/20/25	870,000	923,288	(a)
Total Airlines				13,134,396
Building Products — 0.0%††
Carrier Global Corp., Senior Notes	2.700%	2/15/31	270,000	283,570	(a)

See Notes to Financial Statements.

30	Western Asset Macro Opportunities Fund 2020 Annual Report

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Commercial Services & Supplies — 0.1%
California Institute of Technology, Senior Notes	3.650%	9/1/2119	990,000	$1,009,412
GFL Environmental Inc., Senior Secured Notes	4.250%	6/1/25	330,000	337,219	(a)
Total Commercial Services & Supplies				1,346,631
Industrial Conglomerates — 0.4%
3M Co., Senior Notes	3.700%	4/15/50	470,000	558,509
General Electric Co., Senior Notes	3.450%	5/1/27	130,000	137,944
General Electric Co., Senior Notes	3.625%	5/1/30	270,000	285,468
General Electric Co., Senior Notes	5.875%	1/14/38	1,490,000	1,797,662
General Electric Co., Senior Notes	6.875%	1/10/39	2,290,000	3,037,715
General Electric Co., Senior Notes	4.250%	5/1/40	280,000	295,524
General Electric Co., Senior Notes	4.350%	5/1/50	350,000	373,514
Total Industrial Conglomerates				6,486,336
Trading Companies & Distributors — 0.1%
United Rentals North America Inc., Secured Notes	3.875%	11/15/27	370,000	383,875
United Rentals North America Inc., Senior Notes	5.875%	9/15/26	310,000	326,582
United Rentals North America Inc., Senior Notes	5.250%	1/15/30	320,000	347,400
United Rentals North America Inc., Senior Notes	3.875%	2/15/31	410,000	414,869
Total Trading Companies & Distributors				1,472,726
Total Industrials				41,691,271
Information Technology — 0.6%
Communications Equipment — 0.0%††
CommScope Technologies LLC, Senior Notes	5.000%	3/15/27	320,000	299,207	(a)
IT Services — 0.1%
Mastercard Inc., Senior Notes	3.850%	3/26/50	1,720,000	2,149,091
Semiconductors & Semiconductor Equipment — 0.5%
Broadcom Inc., Senior Notes	4.150%	11/15/30	2,020,000	2,267,563
Intel Corp., Senior Notes	4.600%	3/25/40	120,000	158,178
Intel Corp., Senior Notes	4.750%	3/25/50	1,520,000	2,080,582
Intel Corp., Senior Notes	4.950%	3/25/60	530,000	772,308
NVIDIA Corp., Senior Notes	3.500%	4/1/40	220,000	255,680

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2020 Annual Report	31

Schedule of investments (cont’d)

October 31, 2020

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Semiconductors & Semiconductor Equipment — continued
NVIDIA Corp., Senior Notes	3.500%	4/1/50	1,070,000	$1,248,463
NVIDIA Corp., Senior Notes	3.700%	4/1/60	400,000	469,315
Total Semiconductors & Semiconductor Equipment				7,252,089
Total Information Technology				9,700,387
Materials — 0.8%
Containers & Packaging — 0.1%
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc., Senior Notes	6.000%	2/15/25	250,000	258,687	(a)
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc., Senior Notes	5.250%	8/15/27	200,000	205,500	(a)
Total Containers & Packaging				464,187
Metals & Mining — 0.7%
Anglo American Capital PLC, Senior Notes	3.625%	9/11/24	560,000	603,509	(a)
Anglo American Capital PLC, Senior Notes	4.000%	9/11/27	270,000	298,767	(a)
Anglo American Capital PLC, Senior Notes	4.500%	3/15/28	640,000	725,108	(a)
ArcelorMittal SA, Senior Notes	3.600%	7/16/24	1,900,000	1,978,723
ArcelorMittal SA, Senior Notes	7.250%	10/15/39	310,000	379,328
Freeport-McMoRan Inc., Senior Notes	3.875%	3/15/23	10,000	10,350
Freeport-McMoRan Inc., Senior Notes	4.550%	11/14/24	40,000	43,075
Freeport-McMoRan Inc., Senior Notes	4.625%	8/1/30	240,000	256,626
Freeport-McMoRan Inc., Senior Notes	5.400%	11/14/34	60,000	68,813
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	900,000	1,025,424
Glencore Funding LLC, Senior Notes	4.125%	5/30/23	150,000	160,619	(a)
Glencore Funding LLC, Senior Notes	4.125%	3/12/24	2,920,000	3,160,137	(a)
Glencore Funding LLC, Senior Notes	3.875%	10/27/27	990,000	1,080,896	(a)
Yamana Gold Inc., Senior Notes	4.625%	12/15/27	920,000	996,785
Total Metals & Mining				10,788,160
Paper & Forest Products — 0.0%††
Suzano Austria GmbH, Senior Notes	3.750%	1/15/31	420,000	432,957
Total Materials				11,685,304
Utilities — 0.8%
Electric Utilities — 0.8%
Enel Finance International NV, Senior Notes	6.000%	10/7/39	1,680,000	2,264,476	(a)
FirstEnergy Corp., Senior Notes	3.900%	7/15/27	1,320,000	1,411,830
FirstEnergy Corp., Senior Notes	7.375%	11/15/31	5,830,000	7,830,995

See Notes to Financial Statements.

32	Western Asset Macro Opportunities Fund 2020 Annual Report

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
Electric Utilities — continued
FirstEnergy Corp., Senior Notes	4.850%	7/15/47	250,000		$272,197
Pacific Gas and Electric Co., Secured Bonds	2.500%	2/1/31	610,000		578,019
Pacific Gas and Electric Co., Secured Bonds	3.300%	8/1/40	200,000		182,708
Pacific Gas and Electric Co., Secured Bonds	3.500%	8/1/50	680,000		617,309
Total Utilities					13,157,534
Total Corporate Bonds & Notes (Cost — $572,336,934)					618,079,806
Sovereign Bonds — 34.9%
Argentina — 0.7%
Argentine Republic Government International Bond, Senior Notes	1.000%	7/9/29	1,241,955		511,686
Argentine Republic Government International Bond, Senior Notes	0.125%	7/9/30	8,707,393		3,213,028
Argentine Republic Government International Bond, Senior Notes	0.125%	7/9/35	14,504,705		4,772,048
Argentine Republic Government International Bond, Senior Notes	0.125%	1/9/38	2,874,178		1,077,845
Provincia de Buenos Aires, Senior Notes	9.125%	3/16/24	850,000		286,875	*(a)(i)
Provincia de Buenos Aires, Senior Notes	7.875%	6/15/27	1,970,000		655,025	*(a)(i)
Provincia de Cordoba, Senior Notes	7.125%	6/10/21	810,000		433,358	(a)
Provincia de Cordoba, Senior Notes	7.125%	8/1/27	1,020,000		504,910	(a)
Total Argentina					11,454,775
Australia — 1.7%
Australia Government Bond, Senior Notes	3.000%	3/21/47	22,170,000	AUD	19,834,042	(f)
Australia Government Bond, Senior Notes	1.750%	6/21/51	9,260,000	AUD	6,442,604	(f)
Total Australia					26,276,646
Brazil — 1.8%
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/23	55,332,000	BRL	10,565,025
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/27	32,117,000	BRL	6,309,396

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2020 Annual Report	33

Schedule of investments (cont’d)

October 31, 2020

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
Brazil — continued
Brazilian Government International Bond, Senior Notes	4.250%	1/7/25	1,730,000		$1,884,082
Brazilian Government International Bond, Senior Notes	5.000%	1/27/45	9,000,000		9,218,655
Total Brazil					27,977,158
China — 1.6%
China Government Bond	3.390%	3/16/50	110,000,000	CNY	15,068,300
China Government Bond, Senior Notes	4.000%	5/22/24	2,000,000	CNY	313,993	(f)
China Government Bond, Senior Notes	3.380%	11/21/24	11,000,000	CNY	1,698,150	(f)
China Government Bond, Senior Notes	3.390%	5/21/25	9,000,000	CNY	1,395,108	(f)
China Government Bond, Senior Notes	3.310%	11/30/25	10,500,000	CNY	1,624,435	(f)
China Government Bond, Senior Notes	3.480%	6/29/27	23,500,000	CNY	3,675,529	(f)
China Government Bond, Senior Notes	3.600%	6/27/28	2,000,000	CNY	316,138	(f)
China Government Bond, Senior Notes	4.290%	5/22/29	5,000,000	CNY	831,056	(f)
Total China					24,922,709
Dominican Republic — 0.1%
Dominican Republic International Bond, Senior Notes	5.875%	1/30/60	2,340,000		2,246,400	(a)
Egypt — 0.3%
Egypt Government Bond	18.400%	5/30/24	3,500,000	EGP	248,918
Egypt Government International Bond, Senior Notes	5.750%	5/29/24	3,210,000		3,294,789	(a)
Egypt Government International Bond, Senior Notes	7.625%	5/29/32	370,000		375,698	(a)
Total Egypt					3,919,405
Ghana — 0.1%
Ghana Government International Bond	10.750%	10/14/30	870,000		1,068,792	(a)
Ghana Government International Bond, Senior Notes	7.875%	3/26/27	320,000		311,939	(a)
Ghana Government International Bond, Senior Notes	8.950%	3/26/51	910,000		819,807	(a)
Total Ghana					2,200,538
Indonesia — 7.1%
Indonesia Treasury Bond	7.000%	5/15/22	18,209,000,000	IDR	1,298,099
Indonesia Treasury Bond	8.375%	9/15/26	3,507,000,000	IDR	267,371
Indonesia Treasury Bond	7.000%	5/15/27	353,119,000,000	IDR	25,018,934
Indonesia Treasury Bond	9.000%	3/15/29	114,267,000,000	IDR	8,930,796
Indonesia Treasury Bond	8.250%	5/15/29	355,437,000,000	IDR	26,782,330
Indonesia Treasury Bond	7.000%	9/15/30	233,933,000,000	IDR	16,483,279
Indonesia Treasury Bond	6.500%	2/15/31	97,310,000,000	IDR	6,618,721

See Notes to Financial Statements.

34	Western Asset Macro Opportunities Fund 2020 Annual Report

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
Indonesia — continued
Indonesia Treasury Bond	8.375%	3/15/34	290,150,000,000	IDR	$21,600,056
Indonesia Treasury Bond	8.250%	5/15/36	45,190,000,000	IDR	3,322,276
Indonesia Treasury Bond	8.375%	4/15/39	6,456,000,000	IDR	479,090
Indonesia Treasury Bond	7.375%	5/15/48	11,297,000,000	IDR	772,599
Total Indonesia					111,573,551
Italy — 2.3%
Italy Buoni Poliennali Del Tesoro, Senior Notes	3.850%	9/1/49	20,600,000	EUR	36,770,321	(f)
Ivory Coast — 0.2%
Ivory Coast Government International Bond, Senior Notes	6.125%	6/15/33	520,000		526,372	(f)
Ivory Coast Government International Bond, Senior Notes	6.125%	6/15/33	2,820,000		2,854,553	(a)
Total Ivory Coast					3,380,925
Kuwait — 0.1%
Kuwait International Government Bond, Senior Notes	3.500%	3/20/27	1,370,000		1,551,717	(a)
Mexico — 7.8%
Mexican Bonos, Bonds	8.000%	11/7/47	834,040,000	MXN	42,833,438
Mexican Bonos, Senior Notes	7.750%	11/23/34	32,420,000	MXN	1,687,203
Mexican Bonos, Senior Notes	7.750%	11/13/42	1,539,125,400	MXN	77,810,675
Total Mexico					122,331,316
Russia — 8.4%
Russian Federal Bond — OFZ	7.750%	9/16/26	218,960,000	RUB	3,067,638
Russian Federal Bond — OFZ	7.950%	10/7/26	218,960,000	RUB	3,093,094
Russian Federal Bond — OFZ	8.150%	2/3/27	1,998,947,000	RUB	28,512,893
Russian Federal Bond — OFZ	6.000%	10/6/27	226,900,000	RUB	2,893,552
Russian Federal Bond — OFZ	7.050%	1/19/28	2,715,624,000	RUB	36,733,029
Russian Federal Bond — OFZ	6.900%	5/23/29	631,060,000	RUB	8,446,304
Russian Federal Bond — OFZ	7.650%	4/10/30	321,260,000	RUB	4,495,972
Russian Federal Bond — OFZ	7.700%	3/23/33	437,180,000	RUB	6,138,666
Russian Federal Bond — OFZ	7.250%	5/10/34	974,600,000	RUB	13,250,082
Russian Federal Bond — OFZ	7.700%	3/16/39	1,766,040,000	RUB	25,297,373
Total Russia					131,928,603
South Africa — 1.4%
Republic of South Africa Government Bond, Senior Notes	4.300%	10/12/28	8,420,000		8,198,975
Republic of South Africa Government Bond, Senior Notes	6.250%	3/31/36	336,050,000	ZAR	13,565,373
Total South Africa					21,764,348

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2020 Annual Report	35

Schedule of investments (cont’d)

October 31, 2020

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
Supranational — 0.2%
International Bank for Reconstruction & Development, Senior Notes	8.400%	10/12/21	34,200,000,000	IDR	$2,416,566
Ukraine — 0.2%
Ukraine Government International Bond, Senior Notes	7.375%	9/25/32	1,350,000		1,299,267	(a)
Ukraine Government International Bond, Senior Notes	7.253%	3/15/33	2,260,000		2,132,889	(a)
Total Ukraine					3,432,156
United Arab Emirates — 0.9%
Abu Dhabi Government International Bond, Senior Notes	4.125%	10/11/47	3,270,000		4,030,765	(a)
Abu Dhabi Government International Bond, Senior Notes	3.125%	9/30/49	8,810,000		9,308,329	(a)
Total United Arab Emirates					13,339,094
Total Sovereign Bonds (Cost — $584,217,718)					547,486,228
U.S. Government & Agency Obligations — 10.7%
U.S. Government Obligations — 10.7%
U.S. Treasury Bonds	1.125%	8/15/40	18,480,000		17,584,875	(b)
U.S. Treasury Bonds	2.000%	2/15/50	4,020,000		4,377,403
U.S. Treasury Bonds	1.250%	5/15/50	11,100,000		10,087,125
U.S. Treasury Bonds	1.375%	8/15/50	39,060,000		36,664,524
U.S. Treasury Notes	0.250%	6/30/25	5,870,000		5,842,943
U.S. Treasury Notes	0.500%	6/30/27	15,140,000		15,046,262
U.S. Treasury Notes	0.500%	8/31/27	23,180,000		23,002,528
U.S. Treasury Notes	0.375%	9/30/27	23,660,000		23,264,434
U.S. Treasury Notes	0.500%	10/31/27	5,170,000		5,124,359
U.S. Treasury Notes	0.625%	5/15/30	27,550,000		27,016,219
U.S. Treasury Notes	0.625%	8/15/30	1,080,000		1,056,459
Total U.S. Government & Agency Obligations (Cost — $172,439,945)					169,067,131
Collateralized Mortgage Obligations (j) — 4.7%
Alternative Loan Trust, 2005-J4 M2 (1 mo. USD LIBOR + 0.640%)	0.789%	7/25/35	196,422		194,648	(e)
Banc of America Funding Corp., 2015-R3 2A2	0.278%	2/27/37	4,391,311		3,605,587	(a)(e)
BX Trust, 2018-GWMZ MC (1 mo. USD LIBOR + 5.488%)	5.636%	5/15/37	6,500,000		5,450,253	(a)(e)
Credit Suisse Commercial Mortgage Trust, 2006-C3 AJ	6.423%	6/15/38	62,477		31,068	(e)
CSMC Trust, 2015-2R 7A2	2.929%	8/27/36	8,595,931		6,871,898	(a)(e)
CSMC Trust, 2019-RIO B	6.889%	12/15/21	6,260,000		5,778,415	(a)(e)

See Notes to Financial Statements.

36	Western Asset Macro Opportunities Fund 2020 Annual Report

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (j) — continued
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2020-1 M	4.250%	8/25/59	4,300,000	$4,257,689	(a)(e)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2020-3 M	4.250%	5/25/60	3,268,000	3,266,694	(a)(b)(e)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk, 2015-HQ2 B (1 mo. USD LIBOR + 7.950%)	8.099%	5/25/25	1,560,937	1,649,457	(e)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk, 2017-DNA2 B1 (1 mo. USD LIBOR + 5.150%)	5.299%	10/25/29	4,420,000	4,620,383	(e)
Federal National Mortgage Association (FNMA) — CAS, 2015-C03 2M2 (1 mo. USD LIBOR + 5.000%)	5.149%	7/25/25	488,356	501,165	(a)(e)
Federal National Mortgage Association (FNMA) — CAS, 2017-C01 1B1 (1 mo. USD LIBOR + 5.750%)	5.899%	7/25/29	3,400,000	3,519,860	(a)(e)
Federal National Mortgage Association (FNMA) — CAS, 2017-C05 1B1 (1 mo. USD LIBOR + 3.600%)	3.749%	1/25/30	3,880,000	3,676,811	(a)(e)
Federal National Mortgage Association (FNMA) — CAS, 2017-C07 1M2 (1 mo. USD LIBOR + 2.400%)	2.549%	5/25/30	2,506,218	2,479,746	(a)(e)
Federal National Mortgage Association (FNMA) — CAS, 2018-C01 1B1 (1 mo. USD LIBOR + 3.550%)	3.699%	7/25/30	5,280,000	4,925,034	(a)(e)
GS Mortgage Securities Corp. II, 2018-SRP5 C (1 mo. USD LIBOR + 3.750%)	3.898%	9/15/31	8,345,000	8,112,828	(a)(e)
IMPAC Secured Assets Corp., 2006-3 A7 (1 mo. USD LIBOR + 0.270%)	0.419%	11/25/36	1,564,547	1,202,580	(e)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP7 AJ	6.071%	4/17/45	172,392	82,692	(e)
JPMorgan Chase Commercial Mortgage Securities Trust, 2018-PHMZ M (1 mo. USD LIBOR + 8.208%)	8.356%	6/15/35	10,570,000	8,303,824	(a)(e)
Magnolia Finance XI DAC, 2019-2 A (1 mo. USD LIBOR + 2.750%)	2.898%	7/31/21	447,765	450,377	(a)(e)

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2020 Annual Report	37

Schedule of investments (cont’d)

October 31, 2020

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (j) — continued
ML-CFC Commercial Mortgage Trust, 2007-5 AJ	5.450%	8/12/48	130,172	$76,150	(e)
ML-CFC Commercial Mortgage Trust, 2007-9 AJ	5.954%	9/12/49	38,010	14,489	(e)
Morgan Stanley Capital I Trust, 2006-IQ12 AJ	5.399%	12/15/43	76,409	51,877
Residential Asset Securitization Trust, 2005-A15 1A4	5.750%	2/25/36	121,762	124,855
Residential Asset Securitization Trust, 2005-A15 2A11, IO (-1.000 x 1 mo. USD LIBOR + 5.550%)	5.401%	2/25/36	1,848,130	414,898	(e)
Sequoia Mortgage Trust, 2004-3 M1 (1 mo. USD LIBOR + 0.750%)	0.901%	5/20/34	212,935	201,070	(e)
Starwood Retail Property Trust, 2014-STAR E (1 mo. USD LIBOR + 4.400%)	4.548%	11/15/27	5,070,000	254,134	(a)(e)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 G	5.000%	5/10/63	310,000	31,775	(a)(e)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 H	5.000%	5/10/63	309,998	16,459	(a)(e)
WaMu Mortgage Pass-Through Certificates Trust, 2005-AR17 A1C3 (1 mo. USD LIBOR + 0.480%)	0.629%	12/25/45	1,839,666	1,256,224	(e)
WaMu Mortgage Pass-Through Certificates Trust, 2006-AR3 A1B (Federal Reserve U.S. 12 mo. Cumulative Avg 1 Year CMT + 1.000%)	1.882%	2/25/46	2,163,691	2,014,284	(e)
Total Collateralized Mortgage Obligations (Cost — $82,817,213)				73,437,224
Asset-Backed Securities — 2.0%
Aegis Asset Backed Securities Trust, 2003-3 M2 (1 mo. USD LIBOR + 2.475%)	2.624%	1/25/34	366,145	353,554	(e)
Bayview Financial Mortgage Pass-Through Trust, 2006-C 2A3 (1 mo. USD LIBOR + 0.435%)	0.442%	11/28/36	2,352,173	2,169,877	(e)
Conseco Finance Corp., 1996-4 M1	7.750%	6/15/27	2,506,416	2,518,413	(e)
CreditShop Credit Card Co. LLC, 2019-1 B (1 mo. USD LIBOR + 6.250%)	6.398%	8/15/24	3,336,076	3,345,166	(a)(e)
Ford Credit Floorplan Master Owner Trust, 2018-4 A	4.060%	11/15/30	3,330,000	3,807,586
Hertz Vehicle Financing II LP, 2018-1A A	3.290%	2/25/24	638,174	641,515	(a)

See Notes to Financial Statements.

38	Western Asset Macro Opportunities Fund 2020 Annual Report

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Hildene Community Funding CDO Ltd., 2015-1A A	5.750%	11/1/27	1,762,495	$1,875,709	(a)
KeyCorp Student Loan Trust, 2005-A 2C (3 mo. USD LIBOR + 1.300%)	1.533%	12/27/38	3,288,326	3,058,629	(e)
Mill City Solar Loan Ltd., 2019-1A A	4.340%	3/20/43	3,987,712	4,212,096	(a)
Navient Private Education Refi Loan Trust, 2020-A B	3.160%	11/15/68	3,990,000	4,094,974	(a)
Popular ABS Mortgage Pass-Through Trust, 2005-2 M2	4.134%	4/25/35	4,377,415	3,229,427
Residential Asset Mortgage Products Inc., 2006-RZ3 M1 (1 mo. USD LIBOR + 0.350%)	0.499%	8/25/36	2,136,016	2,085,194	(e)
Total Asset-Backed Securities (Cost — $30,792,635)				31,392,140
Senior Loans — 1.4%
Communication Services — 0.3%
Diversified Telecommunication Services — 0.1%
Level 3 Financing Inc., 2027 Term Loan B (1 mo. USD LIBOR + 1.750%)	1.898%	3/1/27	843,320	814,104	(e)(k)(l)
Virgin Media Bristol LLC, Term Loan Facility N (1 mo. USD LIBOR + 2.500%)	2.648%	1/31/28	360,000	348,325	(e)(k)(l)
Total Diversified Telecommunication Services				1,162,429
Media — 0.2%
Charter Communications Operating LLC, Term Loan B1 (1 mo. USD LIBOR + 1.750%)	1.900%	4/30/25	1,381,970	1,355,303	(e)(k)(l)
Entercom Media Corp., Term Loan B2 (1 mo. USD LIBOR + 2.500%)	2.652%	11/18/24	73,633	71,102	(e)(k)(l)
Numericable U.S. LLC, USD Term Loan B12 (3 mo. USD LIBOR + 3.688%)	3.836%	1/31/26	820,551	795,678	(e)(k)(l)
Univision Communications Inc., 2020 First Lien New Replacement Term Loan (1 mo. USD LIBOR + 3.750%)	4.750%	3/16/26	1,394,194	1,361,829	(e)(k)(l)
Total Media				3,583,912
Total Communication Services				4,746,341
Consumer Discretionary — 0.5%
Diversified Consumer Services — 0.1%
Prime Security Services Borrower LLC, 2019 Refinancing Term Loan B1	4.250%	9/23/26	950,847	939,490	(e)(k)(l)

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2020 Annual Report	39

Schedule of investments (cont’d)

October 31, 2020

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — 0.3%
1011778 BC Unlimited Liability Co., Term Loan B4 (1 mo. USD LIBOR + 1.750%)	3.648%	11/19/26	1,019,040	$981,038	(e)(k)(l)
Alterra Mountain Co., Initial Term Loan (1 mo. USD LIBOR + 2.750%)	2.898%	7/31/24	285,595	276,670	(e)(k)(l)
Aramark Services Inc., Term Loan B3 (1 mo. USD LIBOR + 1.750%)	1.898%	3/11/25	1,012,461	970,064	(e)(k)(l)
Caesars Resort Collection LLC, Term Loan B (1 mo. USD LIBOR + 2.750%)	2.898%	12/23/24	1,186,699	1,115,992	(e)(k)(l)
Golden Nugget Inc., First Lien Initial Term Loan (2 mo. USD LIBOR + 2.500%)	3.250%	10/4/23	277,654	246,002	(e)(k)(l)
Hilton Worldwide Finance LLC, Refinance Term Loan B2 (1 mo. USD LIBOR + 1.750%)	1.899%	6/22/26	399,506	379,745	(e)(k)(l)
Scientific Games International Inc., Initial Term Loan B5	2.898-2.994%	8/14/24	1,088,225	1,015,024	(e)(k)(l)
Total Hotels, Restaurants & Leisure				4,984,535
Specialty Retail — 0.1%
Michaels Stores Inc., 2020 Refinancing Term Loan B (1 mo. USD LIBOR + 3.500%)	4.250%	10/1/27	1,620,165	1,595,862	(e)(k)(l)
Total Consumer Discretionary				7,519,887
Financials — 0.2%
Capital Markets — 0.0%††
Edelman Financial Center LLC, First Lien Initial Term Loan (1 mo. USD LIBOR + 3.000%)	3.152%	7/21/25	314,689	304,659	(e)(k)(l)
Diversified Financial Services — 0.1%
Jane Street Group LLC, Dollar Term Loan (1 mo. USD LIBOR + 3.000%)	3.148%	1/31/25	334,906	330,930	(e)(k)(l)
TKC Holdings Inc., First Lien Initial Term Loan	4.250%	2/1/23	974,671	917,815	(e)(k)(l)
Trans Union LLC, Term Loan B5 (1 mo. USD LIBOR + 1.750%)	1.898%	11/16/26	413,811	404,500	(e)(k)(l)
VFH Parent LLC, Initial Term Loan (1 mo. USD LIBOR + 3.000%)	3.145%	3/1/26	98,754	97,766	(e)(k)(l)
Total Diversified Financial Services				1,751,011
Insurance — 0.1%
Asurion LLC, New Term Loan B7 (1 mo. USD LIBOR + 3.000%)	3.148%	11/3/24	561,385	551,561	(e)(k)(l)
Total Financials				2,607,231

See Notes to Financial Statements.

40	Western Asset Macro Opportunities Fund 2020 Annual Report

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Health Care — 0.3%
Health Care Providers & Services — 0.2%
Jaguar Holding Co. II, 2018 Term Loan (1 mo. USD LIBOR + 2.500%)	3.500%	8/18/22	1,142,093	$1,135,669	(e)(k)(l)
LifePoint Health Inc., First Lien Term Loan B (1 mo. USD LIBOR + 3.750%)	3.898%	11/17/25	914,704	889,740	(e)(k)(l)
MPH Acquisition Holdings LLC, Initial Term Loan (3 mo. USD LIBOR + 2.750%)	3.750%	6/7/23	359,611	355,565	(e)(k)(l)
Phoenix Guarantor Inc., Term Loan B1 (1 mo. USD LIBOR + 3.250%)	3.397%	3/5/26	276,510	267,869	(e)(k)(l)
Total Health Care Providers & Services				2,648,843
Health Care Technology — 0.1%
AthenaHealth Inc., First Lien Term Loan B (3 mo. USD LIBOR + 4.500%)	4.750%	2/11/26	236,400	231,967	(e)(h)(k)(l)
Change Healthcare Holdings LLC, Closing Date Term Loan	3.500%	3/1/24	1,039,028	1,016,485	(e)(k)(l)
Total Health Care Technology				1,248,452
Pharmaceuticals — 0.0%††
Bausch Health Cos. Inc., Initial Term Loan (1 mo. USD LIBOR + 3.000%)	3.149%	6/2/25	265,077	259,320	(e)(k)(l)
Total Health Care				4,156,615
Information Technology — 0.0%††
Technology Hardware, Storage & Peripherals — 0.0%††
Dell International LLC, Refinancing Term Loan B1 (1 mo. USD LIBOR + 2.000%)	2.750%	9/19/25	738,641	732,293	(e)(k)(l)
Materials — 0.1%
Containers & Packaging — 0.1%
Berry Global Inc., Term Loan W (1 mo. USD LIBOR + 2.000%)	2.147%	10/1/22	835,049	827,799	(e)(k)(l)
Berry Global Inc., Term Loan X (3 mo. USD LIBOR + 2.000%)	2.156%	1/19/24	305,195	302,545	(e)(k)(l)
Reynolds Consumer Products LLC, Initial Term Loan (1 mo. USD LIBOR + 1.750%)	1.898%	2/4/27	256,932	252,508	(e)(k)(l)
Reynolds Group Holdings Inc., Incremental U.S. Term Loan (1 mo. USD LIBOR + 2.750%)	2.898%	2/6/23	17,768	17,470	(e)(k)(l)
Total Materials				1,400,322

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2020 Annual Report	41

Schedule of investments (cont’d)

October 31, 2020

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Real Estate — 0.0%††
Real Estate Management & Development — 0.0%††
CityCenter Holdings LLC, Refinancing Term Loan (1 mo. USD LIBOR + 2.250%)	3.000%	4/18/24	429,460	$404,874	(e)(k)(l)
Total Senior Loans (Cost — $22,246,624)				21,567,563
Municipal Bonds — 0.4%
California — 0.0%††
Morongo Band of Mission Indians, CA, Revenue, Tribal Economic Development, Series A	7.000%	10/1/39	360,000	411,934	(a)
Regents of the University of California, CA, Medical Center Pooled Revenue, Taxable Bonds, Series N	3.706%	5/15/2120	205,000	202,753
Total California				614,687
Illinois — 0.2%
State of Illinois, GO	5.100%	6/1/33	2,925,000	2,931,406
Michigan — 0.1%
Detroit, MI, GO, Financial Recovery, Series B1	4.000%	4/1/44	820,000	664,405	(e)
New Jersey — 0.1%
New Jersey State Transportation Trust Fund Authority:
Build America Bond, Series B	6.561%	12/15/40	820,000	1,032,527
Series B, Refunding	4.131%	6/15/42	710,000	664,823
Total New Jersey				1,697,350
Total Municipal Bonds (Cost — $5,701,912)				5,907,848

	Expiration Date	Contracts	Notional Amount†
Purchased Options — 0.2%
Exchange-Traded Purchased Options — 0.0%††
Canadian Dollar Futures, Call @ $75.00	11/6/20	30	30,000	15,300
Euro Futures, Put @ $1.18	11/6/20	60	7,500,000	94,500
Euro Futures, Put @ $1.19	11/6/20	58	7,250,000	150,800
U.S. Treasury 10-Year Notes Futures, Call @ $138.50	11/20/20	180	180,000	95,625
U.S. Treasury 10-Year Notes Futures, Call @ $140.00	11/20/20	243	243,000	26,578
U.S. Treasury Long-Term Bonds Futures, Call @ $173.00	11/20/20	240	240,000	461,250
Total Exchange-Traded Purchased Options (Cost — $767,580)				844,053

See Notes to Financial Statements.

42	Western Asset Macro Opportunities Fund 2020 Annual Report

Western Asset Macro Opportunities Fund

Security	Counterparty	Expiration Date	Contracts	Notional Amount†	Value
OTC Purchased Options — 0.2%
U.S. Dollar/Brazilian Real, Put @ 5.65 BRL	Goldman Sachs Group Inc.	11/20/20	16,010,000	16,010,000	$199,890
U.S. Dollar/Brazilian Real, Put @ 5.50 BRL	Morgan Stanley & Co. Inc.	12/18/20	16,840,000	16,840,000	174,714
U.S. Dollar/Euro, Call @ $1.17	JPMorgan Chase & Co.	11/30/20	16,830,000	16,830,000	229,570
U.S. Dollar/Indian Rupee, Put @ 74.85 INR	JPMorgan Chase & Co.	11/20/20	32,020,000	32,020,000	300,669
U.S. Dollar/Mexican Peso, Put @ 22.57 MXN	Morgan Stanley & Co. Inc.	11/10/20	15,780,000	15,780,000	1,018,406
U.S. Dollar/Mexican Peso, Put @ 22.00 MXN	Goldman Sachs Group Inc.	1/7/21	16,870,000	16,870,000	846,990
U.S. Dollar/Russian Ruble, Put @ 73.00 RUB	Citibank N.A.	11/12/20	15,970,000	15,970,000	2,649
U.S. Dollar/Russian Ruble, Put @ 73.00 RUB	JPMorgan Chase & Co.	11/18/20	15,430,000	15,430,000	8,160
U.S. Dollar/Russian Ruble, Put @ 73.50 RUB	Morgan Stanley & Co. Inc.	12/3/20	17,690,000	17,690,000	31,463
U.S. Dollar/Russian Ruble, Put @ 77.00 RUB	Citibank N.A.	12/18/20	16,850,000	16,850,000	186,792
U.S. Dollar/Russian Ruble, Put @ 77.05 RUB	Goldman Sachs Group Inc.	1/28/21	17,000,000	17,000,000	278,058
Total OTC Purchased Options (Cost — $4,552,517)					3,277,361
Total Purchased Options (Cost — $5,320,097)					4,121,414

		Rate	Maturity Date	Face Amount†
U.S. Treasury Inflation Protected Securities — 0.2%
U.S. Treasury Bonds, Inflation Indexed (Cost — $3,210,887)		1.000%	2/15/49	2,282,731	3,114,406

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2020 Annual Report	43

Schedule of investments (cont’d)

October 31, 2020

Western Asset Macro Opportunities Fund

Security		Shares	Value
Common Stocks — 0.0%††
Energy — 0.0%††
Oil, Gas & Consumable Fuels — 0.0%††
Berry Corp.		40,182	$105,277
Montage Resources Corp.		25,268	125,076	*
Total Common Stocks (Cost — $2,306,697)			230,353
Total Investments before Short-Term Investments (Cost — $1,481,390,662)			1,474,404,113

	Rate
Short-Term Investments — 1.6%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost — $24,106,430)	0.015%	24,106,430	24,106,430	(m)
Total Investments — 95.5% (Cost — $1,505,497,092)			1,498,510,543
Other Assets in Excess of Liabilities — 4.5%			71,130,454
Total Net Assets — 100.0%			$1,569,640,997

See Notes to Financial Statements.

44	Western Asset Macro Opportunities Fund 2020 Annual Report

Western Asset Macro Opportunities Fund

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

††	Represents less than 0.1%.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)	Securities traded on a when-issued or delayed delivery basis.

(c)	All or a portion of this security is held at the broker as collateral for open centrally cleared swap contracts.

(d)	Security has no maturity date. The date shown represents the next call date.

(e)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(f)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(g)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (Note 1).

(h)	Security is valued using significant unobservable inputs (Note 1).

(i)	The coupon payment on this security is currently in default as of October 31, 2020.

(j)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(k)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(l)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(m)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At October 31, 2020, the total market value of investments in Affiliated Companies was $24,106,430 and the cost was $24,106,430 (Note 8).

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2020 Annual Report	45

Schedule of investments (cont’d)

October 31, 2020

Western Asset Macro Opportunities Fund

Abbreviation(s) used in this schedule:

AUD	— Australian Dollar

BRL	— Brazilian Real

CAS	— Connecticut Avenue Securities

CDO	— Collateralized Debt Obligation

CMT	— Constant Maturity Treasury

CNY	— Chinese Yuan Renminbi

EGP	— Egyptian Pound

EUR	— Euro

GO	— General Obligation

GTD	— Guaranteed

ICE	— Intercontinental Exchange

IDR	— Indonesian Rupiah

INR	— Indian Rupee

IO	— Interest Only

LIBOR	— London Interbank Offered Rate

MXN	— Mexican Peso

OFZ	— Obligatsyi Federal’novo Zaima (Russian Federal Loan Obligation)

RUB	— Russian Ruble

SOFR	— Secured Overnight Financing Rate

USD	— United States Dollar

ZAR	— South African Rand

Schedule of Written Options
Exchange-Traded Written Options
Security	Expiration Date	Strike Price	Contracts	Notional Amount†	Value
Australian Dollar Futures, Call	11/6/20	$71.00	30	30,000	$(9,300)
Australian Dollar Futures, Call	11/6/20	71.50	96	96,000	(16,320)
Australian Dollar Futures, Call	11/6/20	72.00	162	162,000	(14,580)
Australian Dollar Futures, Call	11/6/20	72.50	141	141,000	(7,050)
Australian Dollar Futures, Call	11/6/20	73.00	158	158,000	(4,740)
Australian Dollar Futures, Call	12/4/20	72.00	30	30,000	(11,400)
Australian Dollar Futures, Put	11/6/20	70.00	63	63,000	(30,240)
Australian Dollar Futures, Put	11/6/20	70.50	15	15,000	(10,650)
Australian Dollar Futures, Put	11/6/20	71.00	30	30,000	(30,300)
Australian Dollar Futures, Put	11/6/20	71.50	30	30,000	(41,100)
Australian Dollar Futures, Put	12/4/20	69.00	60	60,000	(34,800)
Australian Dollar Futures, Put	12/4/20	70.00	30	30,000	(27,600)
British Pound Futures, Call	11/6/20	130.00	36	22,500	(17,325)
British Pound Futures, Call	11/6/20	131.00	36	22,500	(9,225)
British Pound Futures, Call	12/4/20	130.00	60	37,500	(62,250)
Canadian Dollar Futures, Call	11/6/20	76.50	73	73,000	(5,110)

See Notes to Financial Statements.

46	Western Asset Macro Opportunities Fund 2020 Annual Report

Western Asset Macro Opportunities Fund

Schedule of Written Options (cont’d)
Security	Expiration Date	Strike Price		Contracts	Notional Amount†	Value
Euro Futures, Call	11/6/20	$1.18		269	33,625,000	$(67,250)
Euro Futures, Call	11/6/20	1.19		297	37,125,000	(48,263)
Euro Futures, Call	12/4/20	1.18		73	9,125,000	(53,838)
Euro Futures, Call	12/4/20	1.19		36	4,500,000	(15,750)
Euro Futures, Call	12/4/20	1.19		75	9,375,000	(43,125)
Euro Futures, Put	11/6/20	1.16		42	5,250,000	(24,675)
Euro Futures, Put	11/6/20	1.17		90	11,250,000	(104,625)
Euro Futures, Put	12/4/20	1.16		60	7,500,000	(67,500)
Euro-Bund Futures, Call	11/20/20	177.00	EUR	85	8,500,000	(39,598)
Euro-Bund Futures, Put	11/20/20	174.00	EUR	120	12,000,000	(18,169)
Euro-Bund Futures, Put	11/20/20	174.50	EUR	120	12,000,000	(29,349)
Euro-Bund Futures, Put	11/20/20	175.00	EUR	120	12,000,000	(44,723)
Japanese Yen Futures, Call	11/6/20	95.00		60	75,000	(66,750)
Japanese Yen Futures, Call	11/6/20	95.50		36	45,000	(27,450)
Japanese Yen Futures, Call	11/6/20	96.00		136	170,000	(68,000)
Japanese Yen Futures, Call	12/4/20	96.50		61	76,250	(45,750)
Japanese Yen Futures, Put	11/6/20	95.00		120	150,000	(46,500)
U.S. Treasury 5-Year Notes Futures, Call	11/6/20	125.75		304	304,000	(35,625)
U.S. Treasury 5-Year Notes Futures, Call	11/20/20	125.75		907	907,000	(155,891)
U.S. Treasury 5-Year Notes Futures, Call	11/20/20	126.00		61	61,000	(5,242)
U.S. Treasury 5-Year Notes Futures, Put	11/20/20	125.50		213	213,000	(43,266)
U.S. Treasury 10-Year Notes Futures, Call	11/6/20	138.25		91	91,000	(44,078)
U.S. Treasury 10-Year Notes Futures, Call	11/6/20	138.50		164	164,000	(58,937)
U.S. Treasury 10-Year Notes Futures, Call	11/6/20	138.75		424	424,000	(112,625)
U.S. Treasury 10-Year Notes Futures, Call	11/6/20	139.00		242	242,000	(45,375)
U.S. Treasury 10-Year Notes Futures, Call	11/20/20	139.00		1,070	1,070,000	(351,094)
U.S. Treasury 10-Year Notes Futures, Call	11/20/20	139.50		480	480,000	(90,000)
U.S. Treasury 10-Year Notes Futures, Call	11/20/20	139.75		243	243,000	(34,172)
U.S. Treasury 10-Year Notes Futures, Call	11/20/20	140.50		240	240,000	(15,000)
U.S. Treasury 10-Year Notes Futures, Call	12/24/20	139.50		723	723,000	(203,344)
U.S. Treasury 10-Year Notes Futures, Call	12/24/20	140.00		242	242,000	(45,375)
U.S. Treasury 10-Year Notes Futures, Put	11/20/20	138.50		542	542,000	(440,375)
U.S. Treasury 10-Year Notes Futures, Put	11/20/20	139.00		180	180,000	(199,687)
U.S. Treasury 10-Year Notes Futures, Put	12/24/20	137.50		241	241,000	(188,281)
U.S. Treasury Long-Term Bonds Futures, Call	11/6/20	172.50		12	12,000	(18,563)
U.S. Treasury Long-Term Bonds Futures, Call	11/6/20	173.00		242	242,000	(317,625)

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2020 Annual Report	47

Schedule of investments (cont’d)

October 31, 2020

Western Asset Macro Opportunities Fund

Schedule of Written Options (cont’d)
Security		Expiration Date	Strike Price		Contracts	Notional Amount†		Value
U.S. Treasury Long-Term Bonds Futures, Call		11/6/20	$173.50		61	61,000		$(66,719)
U.S. Treasury Long-Term Bonds Futures, Call		11/6/20	174.00		182	182,000		(164,937)
U.S. Treasury Long-Term Bonds Futures, Call		11/6/20	174.50		14	14,000		(10,500)
U.S. Treasury Long-Term Bonds Futures, Call		11/20/20	174.00		210	210,000		(308,437)
U.S. Treasury Long-Term Bonds Futures, Call		11/20/20	175.00		1,030	1,030,000		(1,142,656)
U.S. Treasury Long-Term Bonds Futures, Call		11/20/20	176.00		511	511,000		(415,187)
U.S. Treasury Long-Term Bonds Futures, Call		11/20/20	177.00		476	476,000		(275,187)
U.S. Treasury Long-Term Bonds Futures, Call		11/20/20	178.00		365	365,000		(142,578)
U.S. Treasury Long-Term Bonds Futures, Call		11/20/20	179.00		225	225,000		(59,766)
U.S. Treasury Long-Term Bonds Futures, Call		11/20/20	180.00		97	97,000		(16,672)
U.S. Treasury Long-Term Bonds Futures, Call		12/24/20	179.00		91	91,000		(89,578)
U.S. Treasury Long-Term Bonds Futures, Put		11/20/20	172.50		60	60,000		(131,250)
Total Exchange-Traded Written Options (Premiums received — $9,024,229)								$(6,371,327)
OTC Written Options
	Counterparty
Credit default swaption to sell protection on Markit CDX.NA.HY.35 Index, Call	Morgan Stanley & Co. Inc.	12/16/20	105.50	bps	16,257,000	16,257,000	‡	$(88,247)
Credit default swaption to sell protection on Markit CDX.NA.HY.35 Index, Call	Bank of America N.A.	12/16/20	106.00	bps	16,304,000	16,304,000	‡	(63,318)
U.S. Dollar/Australian Dollar, Put	JPMorgan Chase & Co.	11/19/20	$0.74		17,550,000	17,550,000		(9,321)
U.S. Dollar/Brazilian Real, Call	Morgan Stanley & Co. Inc.	1/12/21	5.60	BRL	16,870,000	16,870,000		(825,008)
U.S. Dollar/Brazilian Real, Call	JPMorgan Chase & Co.	2/1/21	6.02	BRL	15,790,000	15,790,000		(365,516)

See Notes to Financial Statements.

48	Western Asset Macro Opportunities Fund 2020 Annual Report

Western Asset Macro Opportunities Fund

Schedule of Written Options (cont’d)
Security	Counterparty	Expiration Date	Strike Price		Contracts	Notional Amount†	Value
U.S. Dollar/Brazilian Real, Put	Goldman Sachs Group Inc.	11/20/20	5.32	BRL	32,020,000	32,020,000	$(37,136)
U.S. Dollar/Brazilian Real, Put	Morgan Stanley & Co. Inc.	11/25/20	5.38	BRL	16,770,000	16,770,000	(38,973)
U.S. Dollar/Brazilian Real, Put	Goldman Sachs Group Inc.	12/17/20	5.50	BRL	16,890,000	16,890,000	(172,201)
U.S. Dollar/Brazilian Real, Put	Morgan Stanley & Co. Inc.	12/18/20	5.28	BRL	33,680,000	33,680,000	(107,067)
U.S. Dollar/Brazilian Real, Put	Goldman Sachs Group Inc.	1/6/21	5.43	BRL	16,830,000	16,830,000	(172,672)
U.S. Dollar/Brazilian Real, Put	Morgan Stanley & Co. Inc.	1/12/21	5.46	BRL	16,870,000	16,870,000	(207,927)
U.S. Dollar/Mexican Peso, Put	Morgan Stanley & Co. Inc.	11/10/20	21.90	MXN	31,560,000	31,560,000	(1,183,367)
U.S. Dollar/Mexican Peso, Put	BNP Paribas SA	11/23/20	21.66	MXN	31,120,000	31,120,000	(1,028,520)
U.S. Dollar/Mexican Peso, Put	Goldman Sachs Group Inc.	11/30/20	21.60	MXN	8,415,000	8,415,000	(270,219)
U.S. Dollar/Mexican Peso, Put	Citibank N.A.	12/10/20	20.85	MXN	16,640,000	16,640,000	(264,255)
U.S. Dollar/Mexican Peso, Put	JPMorgan Chase & Co.	12/17/20	20.90	MXN	16,410,000	16,410,000	(291,568)
U.S. Dollar/Mexican Peso, Put	Goldman Sachs Group Inc.	1/7/21	21.10	MXN	33,740,000	33,740,000	(839,386)
U.S. Dollar/Russian Ruble, Call	Goldman Sachs Group Inc.	11/2/20	77.00	RUB	7,550,000	7,550,000	(233,728)
U.S. Dollar/Russian Ruble, Call	JPMorgan Chase & Co.	11/18/20	75.00	RUB	15,430,000	15,430,000	(907,145)
U.S. Dollar/Russian Ruble, Call	Morgan Stanley & Co. Inc.	12/3/20	79.00	RUB	17,690,000	17,690,000	(473,182)
U.S. Dollar/Russian Ruble, Call	Citibank N.A.	12/18/20	82.00	RUB	16,850,000	16,850,000	(280,419)
U.S. Dollar/Russian Ruble, Call	Goldman Sachs Group Inc.	1/28/21	82.50	RUB	17,000,000	17,000,000	(395,553)
U.S. Dollar/Russian Ruble, Put	Citibank N.A.	11/12/20	70.90	RUB	31,940,000	31,940,000	(939)
U.S. Dollar/Russian Ruble, Put	Citibank N.A.	11/20/20	73.41	RUB	16,220,000	16,220,000	(13,251)

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2020 Annual Report	49

Schedule of investments (cont’d)

October 31, 2020

Western Asset Macro Opportunities Fund

Schedule of Written Options (cont’d)
Security	Counterparty	Expiration Date	Strike Price		Contracts	Notional Amount†	Value
U.S. Dollar/Russian Ruble, Put	Morgan Stanley & Co. Inc.	12/1/20	77.00	RUB	7,910,000	7,910,000	$(69,719)
U.S. Dollar/Russian Ruble, Put	JPMorgan Chase & Co.	1/27/21	73.80	RUB	17,000,000	17,000,000	(106, 211)
Total OTC Written Options (Premiums received — $9,040,869)							$(8,444,848)
Total Written Options (Premiums received — $18,065,098)							$(14,816,175)

†	Notional amount denominated in U.S. dollars, unless otherwise noted.

‡

In the event an option is exercised and a credit event occurs as defined under the terms of the swap agreement, the notional amount is the maximum potential amount that could be required to be paid as a seller of credit protection or received as a buyer of credit protection.

Abbreviation(s) used in this schedule:

bps	— basis point spread (100 basis points = 1.00%)

BRL	— Brazilian Real

EUR	— Euro

MXN	— Mexican Peso

RUB	— Russian Ruble

At October 31, 2020, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
Australian Dollar	379	12/20	$27,073,734	$26,643,700	$(430,034)
British Pound	367	12/20	29,995,347	29,729,294	(266,053)
Canadian Dollar	113	12/20	8,566,990	8,485,735	(81,255)
Euro-OAT	190	12/20	36,844,155	37,642,536	798,381
Japanese 10-Year Bonds	24	12/20	34,852,277	34,816,562	(35,715)
Japanese Yen	845	12/20	100,741,170	100,951,094	209,924
Mexican Peso	371	12/20	8,311,728	8,692,530	380,802
Russian Ruble	232	12/20	7,620,693	7,267,400	(353,293)
U.S. Treasury 2-Year Notes	1,965	12/20	434,050,470	433,957,969	(92,501)
U.S. Treasury 5-Year Notes	12,456	12/20	1,567,399,613	1,564,493,032	(2,906,581)
U.S. Treasury Long- Term Bonds	10,596	12/20	1,868,472,490	1,827,478,875	(40,993,615)

See Notes to Financial Statements.

50	Western Asset Macro Opportunities Fund 2020 Annual Report

Western Asset Macro Opportunities Fund

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy continued
U.S. Treasury Ultra Long-Term Bonds	1,617	12/20	$361,032,137	$347,655,000	$(13,377,137)
					(57,147,077)
Contracts to Sell:
90-Day Eurodollar	929	3/21	231,695,174	231,773,888	(78,714)
90-Day Eurodollar	4,972	6/21	1,227,508,284	1,240,514,000	(13,005,716)
Euro	479	12/20	70,554,809	69,784,313	770,496
Euro-BTP	242	12/20	42,145,224	42,161,238	(16,014)
Euro-Bund	4,194	12/20	847,752,240	860,412,091	(12,659,851)
Euro-Buxl	58	12/20	14,667,707	15,452,669	(784,962)
U.S. Treasury 10-Year Notes	6,791	12/20	946,218,730	938,643,531	7,575,199
United Kingdom Long Gilt Bonds	1,284	12/20	225,686,086	225,693,097	(7,011)
					(18,206,573)
Net unrealized depreciation on open futures contracts					$(75,353,650)

Abbreviation(s) used in this table:

OAT	— Obligations Assimilables du Trésor (French Treasury Bonds)

At October 31, 2020, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	7,356,067	RUB	581,350,000	Goldman Sachs Group Inc.	11/3/20	$41,257
BRL	61,880,000	USD	11,063,672	Goldman Sachs Group Inc.	11/4/20	(282,218)
USD	10,721,092	BRL	61,880,000	Goldman Sachs Group Inc.	11/4/20	(60,362)
BRL	61,880,000	USD	10,721,092	Morgan Stanley & Co. Inc.	11/4/20	60,362
USD	11,018,519	BRL	61,880,000	Morgan Stanley & Co. Inc.	11/4/20	237,065
RUB	950,868,400	USD	12,856,505	JPMorgan Chase & Co.	11/19/20	(910,916)
USD	12,860,000	RUB	950,868,400	JPMorgan Chase & Co.	11/19/20	914,411
BRL	4,847,170	USD	857,678	Goldman Sachs Group Inc.	11/24/20	(13,944)
USD	11,664,423	INR	883,580,000	JPMorgan Chase & Co.	11/24/20	(233,241)
MXN	178,100,000	USD	7,995,694	BNP Paribas SA	11/25/20	376,676
MXN	250,449,000	USD	11,251,078	BNP Paribas SA	11/25/20	522,372
EUR	7,360,000	USD	8,644,320	JPMorgan Chase & Co.	12/2/20	(66,309)
USD	11,109,320	RUB	841,530,990	Morgan Stanley & Co. Inc.	12/4/20	554,059
USD	11,674,643	RUB	923,464,250	Citibank N.A.	12/21/20	117,247

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2020 Annual Report	51

Schedule of investments (cont’d)

October 31, 2020

Western Asset Macro Opportunities Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	41,549,400	USD	7,419,536	Goldman Sachs Group Inc.	12/22/20	$(192,795)
BRL	8,950,270	USD	1,587,772	Morgan Stanley & Co. Inc.	12/22/20	(31,040)
USD	1,583,530	BRL	8,950,270	Morgan Stanley & Co. Inc.	12/22/20	26,798
BRL	7,828,897	USD	1,409,850	Morgan Stanley & Co. Inc.	1/14/21	(49,073)
EUR	1,000,000	USD	1,176,210	BNP Paribas SA	1/19/21	(9,240)
MXN	19,701,000	USD	907,516	BNP Paribas SA	1/19/21	12,964
MXN	186,093,440	USD	8,437,890	BNP Paribas SA	1/19/21	256,866
USD	9,741,258	CNH	65,929,810	BNP Paribas SA	1/19/21	(46,039)
USD	28,663,488	EUR	24,260,000	BNP Paribas SA	1/19/21	352,791
USD	30,260,280	MXN	688,445,582	BNP Paribas SA	1/19/21	(1,905,638)
USD	2,641,810	TWD	74,433,000	BNP Paribas SA	1/19/21	38,688
BRL	116,740,000	USD	20,587,976	Citibank N.A.	1/19/21	(300,158)
CAD	33,575,486	USD	25,326,323	Citibank N.A.	1/19/21	(114,983)
USD	953,282	CAD	1,260,000	Citibank N.A.	1/19/21	7,166
USD	8,263,836	EUR	7,000,000	Citibank N.A.	1/19/21	95,044
USD	19,531,747	EUR	16,550,000	Citibank N.A.	1/19/21	218,390
BRL	59,804,657	USD	10,513,178	Goldman Sachs Group Inc.	1/19/21	(119,945)
GBP	2,600,000	USD	3,360,383	Goldman Sachs Group Inc.	1/19/21	9,996
JPY	22,992,000	USD	220,218	Goldman Sachs Group Inc.	1/19/21	(341)
JPY	2,913,898,666	USD	27,656,987	Goldman Sachs Group Inc.	1/19/21	209,190
RUB	581,350,000	USD	7,300,365	Goldman Sachs Group Inc.	1/19/21	(43,297)
RUB	1,075,414,200	USD	13,889,126	Goldman Sachs Group Inc.	1/19/21	(464,589)
RUB	1,202,304,000	USD	15,348,823	Goldman Sachs Group Inc.	1/19/21	(340,304)
USD	8,520,215	EUR	7,224,672	Goldman Sachs Group Inc.	1/19/21	89,238
USD	27,835,158	EUR	23,550,000	Goldman Sachs Group Inc.	1/19/21	353,010
USD	636,257	GBP	488,000	Goldman Sachs Group Inc.	1/19/21	3,663
USD	12,413,056	GBP	9,595,059	Goldman Sachs Group Inc.	1/19/21	(25,016)
USD	7,245,914	JPY	766,017,000	Goldman Sachs Group Inc.	1/19/21	(79,655)
USD	11,749,338	JPY	1,235,907,000	Goldman Sachs Group Inc.	1/19/21	(69,880)
USD	16,434,153	JPY	1,730,253,385	Goldman Sachs Group Inc.	1/19/21	(112,595)
USD	34,809,390	RUB	2,784,925,232	Goldman Sachs Group Inc.	1/19/21	44,802
USD	13,259,272	ZAR	229,942,294	Goldman Sachs Group Inc.	1/19/21	(737,506)
CNY	47,895,000	USD	7,120,610	JPMorgan Chase & Co.	1/19/21	(21,083)
CNY	352,644,000	USD	51,889,935	JPMorgan Chase & Co.	1/19/21	382,861
INR	1,075,706,500	USD	14,451,622	JPMorgan Chase & Co.	1/19/21	(44,579)
INR	1,525,568,622	USD	20,581,721	JPMorgan Chase & Co.	1/19/21	(149,631)
NOK	10,922,000	USD	1,190,547	JPMorgan Chase & Co.	1/19/21	(46,719)
NOK	156,624,400	USD	16,581,643	JPMorgan Chase & Co.	1/19/21	(178,845)
USD	225,486	AUD	316,000	JPMorgan Chase & Co.	1/19/21	3,275

See Notes to Financial Statements.

52	Western Asset Macro Opportunities Fund 2020 Annual Report

Western Asset Macro Opportunities Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	6,624,866	AUD	9,400,000	JPMorgan Chase & Co.	1/19/21	$14,804
USD	7,372,695	AUD	10,259,732	JPMorgan Chase & Co.	1/19/21	158,071
USD	220,137	CAD	290,000	JPMorgan Chase & Co.	1/19/21	2,380
USD	90,090,090	IDR	1,339,009,013,090	JPMorgan Chase & Co.	1/19/21	(773,643)
USD	3,719,257	MXN	79,863,597	JPMorgan Chase & Co.	1/19/21	(12,173)
USD	12,512,310	MXN	267,926,092	JPMorgan Chase & Co.	1/19/21	(5,874)
USD	240,726	TWD	6,750,000	JPMorgan Chase & Co.	1/19/21	4,660
USD	602,148	TWD	16,880,000	JPMorgan Chase & Co.	1/19/21	11,809
USD	3,009,844	TWD	84,390,000	JPMorgan Chase & Co.	1/19/21	58,499
USD	8,306,839	TWD	234,419,000	JPMorgan Chase & Co.	1/19/21	108,577
USD	10,233,165	TWD	286,940,000	JPMorgan Chase & Co.	1/19/21	198,102
BRL	61,880,000	USD	10,995,416	Morgan Stanley & Co. Inc.	1/19/21	(241,516)
MXN	183,040,000	USD	8,409,562	Morgan Stanley & Co. Inc.	1/19/21	142,530
USD	4,736,245	RUB	367,113,000	Citibank N.A.	1/28/21	157,058
RUB	367,113,000	USD	4,735,720	JPMorgan Chase & Co.	1/28/21	(156,532)
USD	11,414,286	RUB	905,381,143	Goldman Sachs Group Inc.	1/29/21	119,824
Total						$(1,935,174)

Abbreviation(s) used in this table:

AUD	— Australian Dollar

BRL	— Brazilian Real

CAD	— Canadian Dollar

CNH	— Chinese Offshore Yuan

CNY	— Chinese Yuan Renminbi

EUR	— Euro

GBP	— British Pound

IDR	— Indonesian Rupiah

INR	— Indian Rupee

JPY	— Japanese Yen

MXN	— Mexican Peso

NOK	— Norwegian Krone

RUB	— Russian Ruble

TWD	— Taiwan Dollar

USD	— United States Dollar

ZAR	— South African Rand

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2020 Annual Report	53

Schedule of investments (cont’d)

October 31, 2020

Western Asset Macro Opportunities Fund

At October 31, 2020, the Fund had the following open swap contracts:

OTC INTEREST RATE SWAPS
Swap Counterparty	Notional Amount*		Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation
Goldman Sachs Group Inc.	2,141,200,000	RUB	11/20/21	RUB — MOSKP3**	6.500%**	$(8,771)	$464,448
Goldman Sachs Group Inc.	3,568,600,000	RUB	11/20/21	RUB — MOSKP3**	6.500%**	11,861	747,587
Goldman Sachs Group Inc.	4,163,400,000	RUB	11/20/21	RUB — MOSKP3**	6.500%**	—	886,029
Total						$3,090	$2,098,064

CENTRALLY CLEARED INTEREST RATE SWAPS
Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
$213,385,000	6/15/22	3-Month LIBOR quarterly	0.190% semi-annually	$(838)	$(123,656)
83,304,000	11/30/24	Daily U.S. Federal Funds Intraday Effective Rate annually	0.100% annually	48,118	(225,885)
114,879,000	2/28/25	3-Month LIBOR quarterly	0.380% semi-annually	23,499	(65,389)
1,440,473,000	5/15/27	0.450% semi-annually	3-Month LIBOR quarterly	(2,121,365)	16,155,685
98,052,000	5/15/27	0.260% annually	Daily U.S. Federal Funds Intraday Effective Rate annually	(329,133)	1,134,619
138,670,000	5/20/30	0.713% semi-annually	3-Month LIBOR quarterly	(73,136)	1,946,398
145,530,000	6/24/30	0.689% semi-annually	3-Month LIBOR quarterly	—	2,404,446
148,530,000	7/8/30	0.680% semi-annually	3-Month LIBOR quarterly	—	2,626,410
41,100,000	7/20/45	0.560% annually	Daily SOFR annually	253,132	3,980,086
12,970,000	8/19/45	0.740% annually	Daily SOFR annually	—	814,358

See Notes to Financial Statements.

54	Western Asset Macro Opportunities Fund 2020 Annual Report

Western Asset Macro Opportunities Fund

CENTRALLY CLEARED INTEREST RATE SWAPS (cont’d)
	Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
	$111,376,000	11/15/45	0.800% semi-annually	3-Month LIBOR quarterly	$3,666,913	$8,403,883
	77,913,000	2/15/47	1.000% semi-annually	3-Month LIBOR quarterly	346,073	5,032,991
	5,620,000	3/17/50	0.900% semi-annually	3-Month LIBOR quarterly	95,340	476,526
	5,030,000	10/7/50	1.200% semi-annually	3-Month LIBOR quarterly	39,715	91,726
Total	$2,636,832,000				$1,948,318	$42,652,198

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Markit CDX.NA.HY.35 Index	$74,140,000	12/20/25	5.000% quarterly	$2,598,607	$3,079,026	$(480,419)
Markit CDX.NA.IG.34 Index	269,190,000	6/20/25	1.000% quarterly	1,166,400	(1,541,254)	2,707,654
Markit CDX.NA.IG.35 Index	32,789,000	12/20/25	1.000% quarterly	567,085	602,306	(35,221)
Total	$376,119,000			$4,332,092	$2,140,078	$2,192,014

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

**	One time payment made at termination date.

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2020 Annual Report	55

Schedule of investments (cont’d)

October 31, 2020

Western Asset Macro Opportunities Fund

Abbreviation(s) used in this table:

LIBOR	— London Interbank Offered Rate

MOSKP3	— 3-Month Moscow Prime Offered Rate

RUB	— Russian Ruble

SOFR	— Secured Overnight Financing Rate

See Notes to Financial Statements.

56	Western Asset Macro Opportunities Fund 2020 Annual Report

Statement of assets and liabilities

October 31, 2020

Assets:
Investments in unaffiliated securities, at value (Cost — $1,481,390,662)	$1,474,404,113
Investments in affiliated securities, at value (Cost — $24,106,430)	24,106,430
Foreign currency, at value (Cost — $21,809,116)	21,838,641
Cash	1,240,631
Deposits with brokers for centrally cleared swap contracts	42,797,806
Deposits with brokers for open futures contracts and exchange-traded options	37,768,111
Foreign currency collateral for open futures contracts and exchange-traded options, at value (Cost — $23,008,958)	23,026,193
Receivable for securities sold	18,318,044
Interest receivable	17,255,502
Receivable for open OTC swap contracts	7,658,786
Unrealized appreciation on forward foreign currency contracts	5,904,505
Receivable for Fund shares sold	4,415,592
Deposits with brokers for OTC derivatives	3,730,000
Receivable from broker — net variation margin on centrally cleared swap contracts	2,827,128
OTC swaps, at value (net premiums paid — $3,090)	2,101,154
Receivable for premiums on written options	1,415,741
Receivable from broker for OTC derivatives	960,000
Prepaid expenses	125,546
Total Assets	1,689,893,923

Liabilities:
Payable for Fund shares repurchased	47,780,666
Payable for securities purchased	44,690,644
Written options, at value (premiums received — $18,065,098)	14,816,175
Unrealized depreciation on forward foreign currency contracts	7,839,679
Payable to broker — net variation margin on open futures contracts	2,024,312
Investment management fee payable	1,590,323
Payable for open OTC swap contracts	1,138,978
Service and/or distribution fees payable	36,954
Accrued foreign capital gains tax	25,228
Payable to broker for option premiums	12,578
Payable for written options closed	1,202
Directors’ fees payable	266
Accrued expenses	295,921
Total Liabilities	120,252,926
Total Net Assets	$1,569,640,997

Net Assets:
Par value (Note 7)	$142,601
Paid-in capital in excess of par value	1,619,334,069
Total distributable earnings (loss)	(49,835,673)	†
Total Net Assets	$1,569,640,997

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2020 Annual Report	57

Statement of assets and liabilities (cont’d)

October 31, 2020

Net Assets:
Class A	$46,762,001
Class A2	$607,099
Class C	$21,514,751
Class FI	$37,935,435
Class I	$1,224,833,306
Class IS	$237,988,405

Shares Outstanding:
Class A	4,251,409
Class A2	55,729
Class C	1,983,868
Class FI	3,450,916
Class I	111,295,709
Class IS	21,563,205

Net Asset Value:
Class A (and redemption price)	$11.00
Class A2 (and redemption price)	$10.89
Class C*	$10.84
Class FI (and redemption price)	$10.99
Class I (and redemption price)	$11.01
Class IS (and redemption price)	$11.04
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$11.49
Class A2 (based on maximum initial sales charge of 4.25%)	$11.37

†	Net of accrued foreign capital gains tax of $25,228.
*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

58	Western Asset Macro Opportunities Fund 2020 Annual Report

Statement of operations

For the Year Ended October 31, 2020

Investment Income:
Interest from unaffiliated investments	$73,894,562
Interest from affiliated investments	262,846
Dividends	9,625
Less: Foreign taxes withheld	(1,391,453)
Total Investment Income	72,775,580

Expenses:
Investment management fee (Note 2)	17,992,724
Transfer agent fees (Note 5)	1,349,703
Service and/or distribution fees (Notes 2 and 5)	473,282
Custody fees	375,164
Registration fees	313,012
Fund accounting fees	92,044
Audit and tax fees	72,592
Interest expense	45,761
Commodity pool reports	40,000
Legal fees	34,787
Shareholder reports	34,608
Directors’ fees	26,635
Insurance	19,071
Commitment fees (Note 9)	10,791
Miscellaneous expenses	16,160
Total Expenses	20,896,334
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(33,174)
Net Expenses	20,863,160
Net Investment Income	51,912,420

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(43,729,736)	†
Futures contracts	142,431,831
Written options	119,807,720
Swap contracts	(248,363,019)
Forward foreign currency contracts	(27,833,406)
Foreign currency transactions	(1,540,626)
Net Realized Loss	(59,227,236)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	(21,186,734)	‡
Futures contracts	(73,465,180)
Written options	(95,409)
Swap contracts	95,980,115
Forward foreign currency contracts	3,823,730
Foreign currencies	(829,207)
Change in Net Unrealized Appreciation (Depreciation)	4,227,315
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(54,999,921)
Decrease in Net Assets From Operations	$(3,087,501)

†	Net of foreign capital gains tax of $84,388.
‡	Net of change in accrued foreign capital gains tax of $25,228.

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2020 Annual Report	59

Statements of changes in net assets

For the Years Ended October 31,	2020	2019

Operations:
Net investment income	$51,912,420	$62,171,796
Net realized gain (loss)	(59,227,236)	91,664,035
Change in net unrealized appreciation (depreciation)	4,227,315	83,047,562
Increase (Decrease) in Net Assets From Operations	(3,087,501)	236,883,393

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(166,106,255)	(33,700,021)
Decrease in Net Assets From Distributions to Shareholders	(166,106,255)	(33,700,021)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	737,615,000	676,552,546
Reinvestment of distributions	121,323,413	23,465,305
Cost of shares repurchased	(755,597,688)	(687,453,960)
Increase in Net Assets From Fund Share Transactions	103,340,725	12,563,891
Increase (Decrease) in Net Assets	(65,853,031)	215,747,263

Net Assets:
Beginning of year	1,635,494,028	1,419,746,765
End of year	$1,569,640,997	$1,635,494,028

See Notes to Financial Statements.

60	Western Asset Macro Opportunities Fund 2020 Annual Report

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended October 31:
Class A Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$11.94	$10.36	$11.79	$10.88	$10.89

Income (loss) from operations:
Net investment income	0.33	0.46	0.35	0.30	0.33
Net realized and unrealized gain (loss)	(0.11)	1.37	(1.21)	0.81	0.36
Total income (loss) from operations	0.22	1.83	(0.86)	1.11	0.69

Less distributions from:
Net investment income	(0.57)	(0.25)	(0.35)	(0.16)	(0.28)
Net realized gains	(0.59)	—	(0.22)	(0.04)	(0.42)
Total distributions	(1.16)	(0.25)	(0.57)	(0.20)	(0.70)

Net asset value, end of year	$11.00	$11.94	$10.36	$11.79	$10.88
Total return[2]	1.86%	17.98%	(7.75)%	10.44%	6.79%

Net assets, end of year (000s)	$46,762	$44,655	$40,797	$45,837	$64,282

Ratios to average net assets:
Gross expenses	1.59%	1.57%	1.59%	1.55%	1.63%[3]
Net expenses[4]	1.59 [5]	1.57	1.59	1.55	1.63 [3]
Net investment income	3.04	4.13	3.11	2.73	3.14

Portfolio turnover rate	138%	165%	113%[6]	150%[6]	295%[6]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 113%, 151% and 297% for the years ended October 31, 2018, 2017 and 2016, respectively.

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2020 Annual Report	61

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class A2 Shares[1]	2020	2019	2018	2017[2]

Net asset value, beginning of year	$11.84	$10.27	$11.73	$10.58

Income (loss) from operations:
Net investment income	0.32	0.45	0.34	0.32
Net realized and unrealized gain (loss)	(0.12)	1.36	(1.19)	1.07
Total income (loss) from operations	0.20	1.81	(0.85)	1.39

Less distributions from:
Net investment income	(0.56)	(0.24)	(0.39)	(0.20)
Net realized gains	(0.59)	—	(0.22)	(0.04)
Total distributions	(1.15)	(0.24)	(0.61)	(0.24)

Net asset value, end of year	$10.89	$11.84	$10.27	$11.73
Total return[3]	1.76%	17.87%	(7.63)%	13.41%

Net assets, end of year (000s)	$607	$598	$521	$358

Ratios to average net assets:
Gross expenses	1.65%	1.59%	1.62%[4]	3.23%[5]
Net expenses[6]	1.65 [7]	1.59	1.62 [4]	1.85 [5,7]
Net investment income	2.98	4.11	3.10	3.17 [5]

Portfolio turnover rate	138%	165%	113%[8]	150%[8,9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 14, 2016 (inception date) to October 31, 2017.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class A2 shares did not exceed 1.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 113% and 151% for the years ended October 31, 2018 and 2017, respectively.

[9]	For the year ended October 31, 2017.

See Notes to Financial Statements.

62	Western Asset Macro Opportunities Fund 2020 Annual Report

For a share of each class of capital stock outstanding throughout each year ended October 31:
Class C Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$11.78	$10.20	$11.63	$10.73	$10.76

Income (loss) from operations:
Net investment income	0.26	0.38	0.26	0.22	0.26
Net realized and unrealized gain (loss)	(0.13)	1.35	(1.19)	0.81	0.35
Total income (loss) from operations	0.13	1.73	(0.93)	1.03	0.61

Less distributions from:
Net investment income	(0.48)	(0.15)	(0.28)	(0.09)	(0.22)
Net realized gains	(0.59)	—	(0.22)	(0.04)	(0.42)
Total distributions	(1.07)	(0.15)	(0.50)	(0.13)	(0.64)

Net asset value, end of year	$10.84	$11.78	$10.20	$11.63	$10.73
Total return[2]	1.09%	17.13%	(8.38)%	9.67%	6.04%

Net assets, end of year (000s)	$21,515	$28,583	$32,338	$37,669	$29,340

Ratios to average net assets:
Gross expenses	2.31%	2.29%	2.29%	2.30%	2.32%[3]
Net expenses[4]	2.30 [5]	2.29	2.29	2.30	2.32 [3]
Net investment income	2.37	3.43	2.41	2.00	2.49

Portfolio turnover rate	138%	165%	113%[6]	150%[6]	295%[6]

[1]	Per share amounts have been calculated using the average shares method.
[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 113%, 151% and 297% for the years ended October 31, 2018, 2017 and 2016, respectively.

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2020 Annual Report	63

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended October 31:
Class FI Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$11.94	$10.34	$11.79	$10.88	$10.87

Income (loss) from operations:
Net investment income	0.34	0.45	0.32	0.30	0.33
Net realized and unrealized gain (loss)	(0.14)	1.38	(1.19)	0.80	0.35
Total income (loss) from operations	0.20	1.83	(0.87)	1.10	0.68

Less distributions from:
Net investment income	(0.56)	(0.23)	(0.36)	(0.15)	(0.25)
Net realized gains	(0.59)	—	(0.22)	(0.04)	(0.42)
Total distributions	(1.15)	(0.23)	(0.58)	(0.19)	(0.67)

Net asset value, end of year	$10.99	$11.94	$10.34	$11.79	$10.88
Total return[2]	1.82%	17.93%	(7.80)%	10.35%	6.76%

Net assets, end of year (000s)	$37,935	$55,388	$30,425	$81,279	$25,088

Ratios to average net assets:
Gross expenses	1.62%	1.61%[3]	1.65%	1.63%[3]	1.69%[3]
Net expenses[4]	1.62 [5]	1.61 [3]	1.65 [5]	1.63 [3]	1.65 [3,5]
Net investment income	3.10	4.03	2.88	2.69	3.18

Portfolio turnover rate	138%	165%	113%[6]	150%[6]	295%[6]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 113%, 151% and 297% for the years ended October 31, 2018, 2017 and 2016, respectively.

See Notes to Financial Statements.

64	Western Asset Macro Opportunities Fund 2020 Annual Report

For a share of each class of capital stock outstanding throughout each year ended October 31:
Class I Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$11.95	$10.37	$11.80	$10.89	$10.91

Income (loss) from operations:
Net investment income	0.36	0.49	0.38	0.34	0.36
Net realized and unrealized gain (loss)	(0.11)	1.38	(1.20)	0.80	0.35
Total income (loss) from operations	0.25	1.87	(0.82)	1.14	0.71

Less distributions from:
Net investment income	(0.60)	(0.29)	(0.39)	(0.19)	(0.31)
Net realized gains	(0.59)	—	(0.22)	(0.04)	(0.42)
Total distributions	(1.19)	(0.29)	(0.61)	(0.23)	(0.73)

Net asset value, end of year	$11.01	$11.95	$10.37	$11.80	$10.89
Total return[2]	2.13%	18.26%	(7.45)%	10.66%	7.15%

Net assets, end of year (millions)	$1,225	$1,275	$1,150	$1,057	$567

Ratios to average net assets:
Gross expenses	1.32%	1.30%	1.30%	1.30%	1.34%[3]
Net expenses[4]	1.32 [5]	1.30	1.30	1.30	1.34 [3]
Net investment income	3.34	4.39	3.43	3.01	3.45

Portfolio turnover rate	138%	165%	113%[6]	150%[6]	295%[6]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 113%, 151% and 297% for the years ended October 31, 2018, 2017 and 2016, respectively.

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2020 Annual Report	65

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended October 31:
Class IS Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$11.98	$10.39	$11.83	$10.92	$10.93

Income (loss) from operations:
Net investment income	0.37	0.50	0.39	0.34	0.37
Net realized and unrealized gain (loss)	(0.11)	1.39	(1.22)	0.81	0.36
Total income (loss) from operations	0.26	1.89	(0.83)	1.15	0.73

Less distributions from:
Net investment income	(0.61)	(0.30)	(0.39)	(0.20)	(0.32)
Net realized gains	(0.59)	—	(0.22)	(0.04)	(0.42)
Total distributions	(1.20)	(0.30)	(0.61)	(0.24)	(0.74)

Net asset value, end of year	$11.04	$11.98	$10.39	$11.83	$10.92
Total return[2]	2.30%	18.45%	(7.45)%	10.83%	7.22%

Net assets, end of year (millions)	$238	$231	$166	$172	$180

Ratios to average net assets:
Gross expenses	1.22%	1.21%	1.21%	1.21%	1.23%[3]
Net expenses[4]	1.22 [5]	1.21	1.21	1.21	1.23 [3]
Net investment income	3.42	4.46	3.49	3.08	3.55

Portfolio turnover rate	138%	165%	113%[6]	150%[6]	295%[6]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 1.25%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 113%, 151% and 297% for the years ended October 31, 2018, 2017 and 2016, respectively.

See Notes to Financial Statements.

66	Western Asset Macro Opportunities Fund 2020 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Macro Opportunities Fund (the “Fund”) is a separate non-diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence

Western Asset Macro Opportunities Fund 2020 Annual Report	67

Notes to financial statements (cont’d)

reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

68	Western Asset Macro Opportunities Fund 2020 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Corporate Bonds & Notes:
Financials	—	$224,135,443	$2,477,412	$226,612,855
Other Corporate Bonds & Notes	—	391,466,951	—	391,466,951
Sovereign Bonds	—	547,486,228	—	547,486,228
U.S. Government & Agency Obligations	—	169,067,131	—	169,067,131
Collateralized Mortgage Obligations	—	73,437,224	—	73,437,224
Asset-Backed Securities	—	31,392,140	—	31,392,140
Senior Loans:
Health Care	—	3,924,648	231,967	4,156,615
Other Senior Loans	—	17,410,948	—	17,410,948
Municipal Bonds	—	5,907,848	—	5,907,848
Purchased Options:
Exchange-Traded Purchased Options	$844,053	—	—	844,053
OTC Purchased Options	—	3,277,361	—	3,277,361
U.S. Treasury Inflation Protected Securities	—	3,114,406	—	3,114,406
Common Stocks	230,353	—	—	230,353
Total Long-Term Investments	1,074,406	1,470,620,328	2,709,379	1,474,404,113
Short-Term Investments†	24,106,430	—	—	24,106,430
Total Investments	$25,180,836	$1,470,620,328	$2,709,379	$1,498,510,543
Other Financial Instruments:
Futures Contracts	$9,734,802	—	—	$9,734,802
Forward Foreign Currency Contracts	—	$5,904,505	—	5,904,505
OTC Interest Rate Swaps‡	—	2,101,154	—	2,101,154
Centrally Cleared Interest Rate Swaps	—	43,067,128	—	43,067,128
Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection	—	2,707,654	—	2,707,654
Total Other Financial Instruments	$9,734,802	$53,780,441	—	$63,515,243
Total	$34,915,638	$1,524,400,769	$2,709,379	$1,562,025,786

Western Asset Macro Opportunities Fund 2020 Annual Report	69

Notes to financial statements (cont’d)

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Written Options:
Exchange-Traded Written Options	$6,371,327	—	—	$6,371,327
OTC Written Options	—	$8,444,848	—	8,444,848
Futures Contracts	85,088,452	—	—	85,088,452
Forward Foreign Currency Contracts	—	7,839,679	—	7,839,679
Centrally Cleared Interest Rate Swaps	—	414,930	—	414,930
Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection	—	515,640	—	515,640
Total	$91,459,779	$17,215,097	—	$108,674,876

†	See Schedule of Investments for additional detailed categorizations.

‡	Value includes any premium paid or received with respect to swap contracts.

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

70	Western Asset Macro Opportunities Fund 2020 Annual Report

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at the specified option exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the net asset value of the Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

(e) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the

Western Asset Macro Opportunities Fund 2020 Annual Report	71

Notes to financial statements (cont’d)

Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a net receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

72	Western Asset Macro Opportunities Fund 2020 Annual Report

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of October 31, 2020, the total notional value of all credit default swaps to sell protection was $376,119,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended October 31, 2020, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Western Asset Macro Opportunities Fund 2020 Annual Report	73

Notes to financial statements (cont’d)

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, receive a fixed rate and pay a floating rate, or pay and receive a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(h) Swaptions. The Fund may purchase or write swaption contracts to manage exposure to fluctuations in interest rates or to enhance yield. The Fund may also purchase and write swaption contracts to manage exposure to an underlying instrument. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is

74	Western Asset Macro Opportunities Fund 2020 Annual Report

marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(i) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(j) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of prepayment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(k) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Western Asset Macro Opportunities Fund 2020 Annual Report	75

Notes to financial statements (cont’d)

(l) Inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(m) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(n) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

76	Western Asset Macro Opportunities Fund 2020 Annual Report

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(o) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(p) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Western Asset Macro Opportunities Fund 2020 Annual Report	77

Notes to financial statements (cont’d)

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of October 31, 2020, the Fund held OTC written options and forward foreign currency contracts with credit related contingent features which had a liability position of $16,284,527. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of October 31, 2020, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $3,730,000, which could be used to reduce the required payment.

At October 31, 2020, the Fund held non-cash collateral from Goldman Sachs Group Inc. in the amount of $6,747,425. This amount could be used to reduce the Fund’s exposure to the counterparty in the event of default.

(q) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(r) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(s) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

78	Western Asset Macro Opportunities Fund 2020 Annual Report

(t) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(u) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2020, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon the disposition of the securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. As of October 31, 2020, there were $25,228 of capital gains tax liabilities accrued on unrealized gains.

(v) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$38,051,367	$(38,051,367)

(a)	Reclassifications are due to a tax net operating loss and a taxable over-distribution.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”), Western Asset Management Company Ltd in Japan (“Western Japan”) and Western Asset Management Company Limited in London (“Western Asset London”) are the Fund’s subadvisers. As of July 31, 2020, LMPFA, Western Asset, Western Singapore, Western Japan and Western Asset London are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”). Prior to July 31, 2020, LMPFA, Western Asset, Western Singapore, Western Japan and Western Asset London were wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). As of July 31, 2020, Legg Mason is a subsidiary of Franklin Resources.

Western Asset Macro Opportunities Fund 2020 Annual Report	79

Notes to financial statements (cont’d)

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 1.15% of the Fund’s average daily net assets.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class A, Class A2, Class C, Class FI, Class I and Class IS shares did not exceed 1.65%, 1.85%, 2.40%, 1.65%, 1.35% and 1.25%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended October 31, 2020, fees waived and/or expenses reimbursed amounted to $33,174, which included an affiliated money market fund waiver of $30,690.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at October 31, 2020, the Fund had no remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA. For the year ended October 31, 2020, LMPFA did not recapture any fees.

As of July 31, 2020, Legg Mason Investor Services, LLC (“LMIS”) is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources and serves as the Fund’s sole and exclusive distributor. Prior to July 31, 2020, LMIS was a wholly-owned broker-dealer subsidiary of Legg Mason.

There is a maximum initial sales charge of 4.25% for Class A and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

80	Western Asset Macro Opportunities Fund 2020 Annual Report

For the year ended October 31, 2020, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

	Class A	Class A2	Class C
Sales charges	$4,248	$590	—
CDSCs	—	—	$4,069

As of July 31, 2020, all officers and one Director of the Corporation are employees of Franklin Resources or its affiliates and do not receive compensation from the Corporation. Prior to July 31, 2020, all officers and one Director of the Corporation were employees of Legg Mason and did not receive compensation from the Corporation.

3. Investments

During the year ended October 31, 2020, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$525,777,904	$1,489,006,216
Sales	291,621,416	1,668,295,477

At October 31, 2020, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$1,511,933,255	$68,321,150	$(81,743,862)	$(13,422,712)
Written options	(18,065,098)	6,231,493	(2,982,570)	3,248,923
Futures contracts	—	9,734,802	(85,088,452)	(75,353,650)
Forward foreign currency contracts	—	5,904,505	(7,839,679)	(1,935,174)
Swap contracts	4,091,486	47,872,846	(930,570)	46,942,276

Western Asset Macro Opportunities Fund 2020 Annual Report	81

Notes to financial statements (cont’d)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at October 31, 2020.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[2]	$583,453	$3,537,961	—	$4,121,414
Futures contracts[3]	8,373,580	1,361,222	—	9,734,802
Forward foreign currency contracts	—	5,904,505	—	5,904,505
OTC swap contracts[4]	2,101,154	—	—	2,101,154
Centrally cleared swap contracts[5]	43,067,128	—	$2,707,654	45,774,782
Total	$54,125,315	$10,803,688	$2,707,654	$67,636,657
LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written options	$5,359,861	$9,304,749	$151,565	$14,816,175
Futures contracts[3]	83,957,817	1,130,635	—	85,088,452
Forward foreign currency contracts	—	7,839,679	—	7,839,679
Centrally cleared swap contracts[5]	414,930	—	515,640	930,570
Total	$89,732,608	$18,275,063	$667,205	$108,674,876

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.
[2]	Market value of purchased options is reported in Investments in unaffiliated securities at value in the Statement of Assets and Liabilities.
[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.
[5]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

82	Western Asset Macro Opportunities Fund 2020 Annual Report

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended October 31, 2020. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(26,496,021)	$(18,058,463)	$(37,588)	$(44,592,072)
Written options	94,353,759	23,694,657	1,759,304	119,807,720
Futures contracts	131,976,824	10,455,007	—	142,431,831
Forward foreign currency contracts	—	(27,833,406)	—	(27,833,406)
Swap contracts	(253,853,948)	—	5,490,929	(248,363,019)
Total	$(54,019,386)	$(11,742,205)	$7,212,645	$(58,548,946)

[1]	Net realized gain (loss) from purchased options is reported in Net Realized Gain (Loss) From Investment transactions in unaffiliated securities in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(223,204)	$(1,224,884)	$4,803	$(1,443,285)
Written options	(1,119,144)	858,342	165,393	(95,409)
Futures contracts	(71,346,731)	(2,118,449)	—	(73,465,180)
Forward foreign currency contracts	—	3,823,730	—	3,823,730
Swap contracts	94,088,452	—	1,891,663	95,980,115
Total	$21,399,373	$1,338,739	$2,061,859	$24,799,971

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the Change in Net Unrealized Appreciation (Depreciation) From Investments in unaffiliated securities in the Statement of Operations.

During the year ended October 31, 2020, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$5,522,414
Written options	16,543,384
Futures contracts (to buy)	5,128,101,550
Futures contracts (to sell)	3,168,791,504
Forward foreign currency contracts (to buy)	475,172,681
Forward foreign currency contracts (to sell)	646,343,009

Western Asset Macro Opportunities Fund 2020 Annual Report	83

Notes to financial statements (cont’d)

Average Notional Balance
Interest rate swap contracts	$3,020,129,370
Credit default swap contracts (to buy protection)†	5,570,913
Credit default swap contracts (to sell protection)	279,338,177

†	At October 31, 2020, there were no open positions held in this derivative.

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of October 31, 2020.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4,5]
Bank of America N.A.	—	$(63,318)	$(63,318)	$63,318	—
BNP Paribas SA	$1,560,357	(2,989,437)	(1,429,080)	870,000	$(559,080)
Citibank N.A.	784,346	(974,005)	(189,659)	550,000	360,341
Goldman Sachs Group Inc.	4,297,072	(4,663,342)	(366,270)	(4,297,072)	(4,663,342)
JPMorgan Chase & Co.	2,395,848	(4,279,306)	(1,883,458)	980,000	(903,458)
Morgan Stanley & Co. Inc.	2,245,397	(3,315,119)	(1,069,722)	1,240,000	170,278
Total	$11,283,020	$(16,284,527)	$(5,001,507)	$(593,754)	$(5,595,261)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.
[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.
[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
[4]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
[5]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2, Class C and Class FI shares calculated at the annual rate of 0.25%, 0.25%, 1.00% and 0.25% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

84	Western Asset Macro Opportunities Fund 2020 Annual Report

For the year ended October 31, 2020, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$110,437	$54,022
Class A2	1,529	1,129
Class C	250,707	21,878
Class FI	110,609	68,487
Class I	—	1,202,924
Class IS	—	1,263
Total	$473,282	$1,349,703

For the year ended October 31, 2020, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$932
Class A2	13
Class C	516
Class FI	930
Class I	25,916
Class IS	4,867
Total	$33,174

6. Distributions to shareholders by class

	Year Ended October 31, 2020	Year Ended October 31, 2019
Net Investment Income:
Class A	$2,138,948	$943,097
Class A2	28,860	12,583
Class C	1,156,579	420,361
Class FI	2,703,238	696,697
Class I	65,473,575	27,336,107
Class IS	11,873,845	4,291,176
Total	$83,375,045	$33,700,021

Net Realized Gains:
Class A	$2,225,265	—
Class A2	30,134	—
Class C	1,417,628	—
Class FI	2,826,912	—
Class I	64,676,742	—
Class IS	11,554,529	—
Total	$82,731,210	—

Western Asset Macro Opportunities Fund 2020 Annual Report	85

Notes to financial statements (cont’d)

7. Capital shares

At October 31, 2020, the Corporation had 42.7 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of each class were as follows:

	Year Ended October 31, 2020		Year Ended October 31, 2019
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,794,714	$19,682,175	1,211,717	$13,677,078
Shares issued on reinvestment	339,268	3,711,588	77,067	813,059
Shares repurchased	(1,622,469)	(17,290,520)	(1,488,480)	(16,439,564)
Net increase (decrease)	511,513	$6,103,243	(199,696)	$(1,949,427)

Class A2
Shares sold	20,627	$219,630	7,574	$85,681
Shares issued on reinvestment	5,442	58,994	1,203	12,583
Shares repurchased	(20,870)	(219,392)	(8,981)	(98,613)
Net increase (decrease)	5,199	$59,232	(204)	$(349)

Class C
Shares sold	559,181	$6,155,134	596,703	$6,518,392
Shares issued on reinvestment	189,244	2,053,299	33,913	355,068
Shares repurchased	(1,190,605)	(12,578,511)	(1,375,950)	(14,787,834)
Net decrease	(442,180)	$(4,370,078)	(745,334)	$(7,914,374)

Class FI
Shares sold	1,114,848	$12,045,316	2,640,439	$28,819,426
Shares issued on reinvestment	505,228	5,527,197	66,038	696,697
Shares repurchased	(2,809,927)	(29,125,057)	(1,007,818)	(11,125,498)
Net increase (decrease)	(1,189,851)	$(11,552,544)	1,698,659	$18,390,625

Class I
Shares sold	50,630,267	$558,577,551	46,174,500	$515,478,625
Shares issued on reinvestment	8,687,050	94,862,589	1,820,972	19,174,834
Shares repurchased	(54,774,620)	(574,044,005)	(52,165,044)	(567,825,301)
Net increase (decrease)	4,542,697	$79,396,135	(4,169,572)	$(33,171,842)

Class IS
Shares sold	12,920,526	$140,935,194	10,102,800	$111,973,344
Shares issued on reinvestment	1,381,147	15,109,746	228,726	2,413,064
Shares repurchased	(12,028,541)	(122,340,203)	(6,978,655)	(77,177,150)
Net increase	2,273,132	$33,704,737	3,352,871	$37,209,258

8. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The Fund invested in Western Asset Premier Institutional Government Reserves, Premium Shares, an affiliated registered money market fund and Western Asset Government Cash Management Portfolio, LLC (“Cash Management Portfolio”), an affiliated private money market fund, both managed by Western Asset, the

86	Western Asset Macro Opportunities Fund 2020 Annual Report

Fund’s subadviser. Cash Management Portfolio was available as a cash management vehicle for certain proprietary investment companies affiliated with Legg Mason. While Cash Management Portfolio was not a registered money market fund, it conducted all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. The following companies were considered affiliated companies for all or some portion of the year ended October 31, 2020. The following transactions were effected in such companies for the year ended October 31, 2020.

	Affiliate Value at October 31, 2019	Purchased		Sold		Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at October 31, 2020
		Cost	Shares	Cost	Shares
Western Asset Government Cash Management Portfolio, LLC	$68,646,398	$60,700,000	60,700,000	$129,346,398	129,346,398	—	$56,687	—	—
Western Asset Premier Institutional Government Reserves, Premium Shares	—	807,841,158	807,841,158	783,734,728	783,734,728	—	206,159	—	$24,106,430
	$68,646,398	$868,541,158		$913,081,126		—	$262,846	—	$24,106,430

9. Redemption facility

The Fund and certain other participating funds within the Corporation (the “Participating Funds”) have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $265 million. Unless renewed, the agreement will terminate on November 16, 2020. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.15% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets; there is no upfront fee. Prior to

Western Asset Macro Opportunities Fund 2020 Annual Report	87

Notes to financial statements (cont’d)

November 18, 2019, the Fund paid a commitment fee of 0.10% and an upfront fee of 0.05%. For the year ended October 31, 2020, the Fund incurred a commitment fee in the amount of $10,791. The Fund did not utilize the Redemption Facility during the year ended October 31, 2020.

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2020	2019
Distributions paid from:
Ordinary income	$119,553,180	$33,700,021
Net long-term capital gains	46,553,075	—
Total distributions paid	$166,106,255	$33,700,021

As of October 31, 2020, the components of distributable earnings (loss) on a tax basis were as follows:

Deferred capital losses*	$(74,673,679)
Other book/tax temporary differences(a)	66,288,107
Unrealized appreciation (depreciation)(b)	(41,450,101)
Total distributable earnings (loss) — net	$(49,835,673)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures, options, swap and foreign currency contracts, book/tax differences in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

11. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

*  *  *

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Plans are underway to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the

88	Western Asset Macro Opportunities Fund 2020 Annual Report

nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

12. Subsequent event

Effective November 16, 2020, the Redemption Facility was renewed for a 364-day term. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $485 million. Unless renewed or otherwise terminated sooner in accordance with its terms, the agreement will terminate on November 15, 2021. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.15% and is incurred on the unused portion of the facility; there is an annual upfront fee of 0.06% of the $485 million Redemption Facility. These fees are allocated to all Participating Funds pro rata based on net assets.

Western Asset Macro Opportunities Fund 2020 Annual Report	89

Report of independent registered public accounting firm

To the Board of Directors of Western Asset Funds, Inc. and Shareholders of Western Asset Macro Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Macro Opportunities Fund (one of the funds constituting Western Asset Funds, Inc., referred to hereafter as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, agent banks, transfer agent of the investee fund and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

December 22, 2020

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

90	Western Asset Macro Opportunities Fund 2020 Annual Report

Additional shareholder information (unaudited)

Results of special meeting of shareholders

On July 14, 2020 a special meeting of shareholders was held for the following purposes: 1) to approve a new management agreement between the Fund and its investment manager; and 2) to approve a new subadvisory agreement with respect to each of the Fund’s subadvisers. The following table provides the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to each matter voted on at the special meeting of shareholders. Each item voted on was approved.

Item Voted On	Voted For	Voted Against	Abstentions	Broker Non-Votes
To Approve a New Management Agreement with Legg Mason Partners Fund Advisor, LLC	99,592,629.271	355,330.263	1,315,804.765	0
To Approve a New Subadvisory Agreement with Western Asset Management Company, LLC	99,537,090.084	384,564.764	1,342,109.451	0
To Approve a New Subadvisory Agreement with Western Asset Management Company Limited	99,490,419.990	402,108.005	1,371,236.304	0
To Approve a New Subadvisory Agreement with Western Asset Management Company Ltd	99,503,392.036	388,416.418	1,371,955.845	0
To Approve a New Subadvisory Agreement with Western Asset Management Company Pte. Ltd.	99,507,769.583	378,526.836	1,377,467.880	0

Western Asset Macro Opportunities Fund	91

Statement regarding liquidity risk management program (unaudited)

As required by law, the fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the fund. Legg Mason Partners Fund Advisor, LLC (the “Manager”), the fund’s manager, is the administrator of the Program. The Manager has established a liquidity risk management committee (the “Committee”) to administer the Program on a day-to-day basis.

The Committee, on behalf of the Manager, provided the fund’s Board of Directors with a report that addressed the operation of the Program, assessed its adequacy and effectiveness of implementation, including, if applicable, the operation of any highly liquid investment minimum (“HLIM”), and described any material changes that had been made to the Program or were recommended (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Reporting Period”).

The Report confirmed that there were no material changes to the Program during the Reporting Period and that no changes were recommended.

The Report also confirmed that, throughout the Reporting Period, the Committee had monitored the fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.

The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:

Assessment, Management, and Periodic Review of Liquidity Risk. The Committee reviewed the fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the fund held less liquid and illiquid assets and the extent to which any such investments affected the fund’s ability to meet redemption requests. In managing and reviewing the fund’s liquidity risk, the Committee also considered the extent to which the fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the fund uses borrowing for investment purposes, and the extent to which the fund uses derivatives (including for hedging purposes). The Committee also reviewed the fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the fund’s short-term and long-term cash flow projections. The Committee also considered the fund’s holdings of cash and cash equivalents, as well as borrowing arrangements and other

92	Western Asset Macro Opportunities Fund

funding sources, including, if applicable, the fund’s participation in a credit facility, as components of the fund’s ability to meet redemption requests.

Liquidity Classification. The Committee reviewed the Program’s liquidity classification methodology for categorizing the fund’s investments into one of four liquidity buckets. In reviewing the fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.

Highly Liquid Investment Minimum. The Committee performed an analysis to determine whether the fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the fund primarily holds highly liquid investments.

Compliance with Limitation on Illiquid Investments. The Committee confirmed that during the Reporting Period, the fund did not acquire any illiquid investment such that, after the acquisition, the fund would have invested more than 15% of its assets in illiquid investments that are assets, in accordance with the Program and applicable SEC rules.

Redemptions in Kind. The Committee confirmed that no redemptions in-kind were effected by the fund during the Reporting Period.

The Report stated that the Committee concluded that the Program is reasonably designed and operated effectively to assess and manage the fund’s liquidity risk throughout the Reporting Period.

Western Asset Macro Opportunities Fund	93

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Macro Opportunities Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202.

Previously, two different boards, the Legg Mason Partners Fixed Income Funds Board and the Western Asset Funds Board, oversaw substantially all the mutual funds within the Legg Mason fund complex that are advised by Western Asset Management Company, LLC†.A joint proxy statement was mailed to solicit shareholder approval for the election of a unified board. On December 3, 2019, a joint special meeting of shareholders of the funds was held to elect the unified board members. During this meeting, shareholders approved these nominees for Board membership — resulting in one Board overseeing these funds effective January 1, 2020.

Information pertaining to the Directors and officers of the Board is set forth below. The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors††

Robert Abeles, Jr.

Year of birth	1945
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Board Member, Great Public Schools Now (since 2018); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; Board Member, Excellent Education Development (since 2012)
Number of funds in fund complex overseen by Director[3]	57
Other Directorships held by Director during the past five years	None

Jane F. Dasher

Year of birth	1949
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Director[3]	57
Other Directorships held by Director during the past five years	Director, Visual Kinematics, Inc. (since 2018)

94	Western Asset Macro Opportunities Fund

Independent Directors†† (cont’d)

Anita L. DeFrantz

Year of birth	1952
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 1998
Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member (since 1986), Member of the Executive Board (since 2013) and Vice President (since 2017) of the International Olympic Committee
Number of funds in fund complex overseen by Director[3]	57
Other Directorships held by Director during the past five years	None

Susan B. Kerley

Year of birth	1951
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during the past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Director[3]	57
Other Directorships held by Director during the past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

Michael Larson*

Year of birth	1959
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Chief Investment Officer for William H. Gates III (since 1994)[4]
Number of funds in fund complex overseen by Director[3]	57
Other Directorships held by Director during the past five years	Republic Services, Inc. (since 2009); Fomento Economico Mexicano, SAB (since 2011); Ecolab Inc. (since 2012); formerly, AutoNation, Inc. (2010 to 2018)

Western Asset Macro Opportunities Fund	95

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors†† (cont’d)

Avedick B. Poladian

Year of birth	1951
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of funds in fund complex overseen by Director[3]	57
Other Directorships held by Director during the past five years	Occidental Petroleum Corporation (since 2008); California Resources Corporation (since 2014); and Public Storage (since 2010)

William E.B. Siart

Year of birth	1946
Position(s) with Fund	Director and Chairman of the Board
Term of office[1] and length of time served[2]	Since 1997
Principal occupation(s) during the past five years	Chairman of Great Public Schools Now (since 2015); Chairman of Excellent Education Development (since 2000); formerly, Trustee of The Getty Trust (since 2005 to 2017); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of funds in fund complex overseen by Director[3]	57
Other Directorships held by Director during the past five years	Member of Board of United States Golf Association, Executive Committee Member (since 2017); Trustee, University of Southern California (since 1994)

Jaynie Miller Studenmund

Year of birth	1954
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)
Number of funds in fund complex overseen by Director[3]	57
Other Directorships held by Director during the past five years	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); Director of CoreLogic, Inc. (information, analytics and business services company) (since 2012); formerly, Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018); Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014)

96	Western Asset Macro Opportunities Fund

Independent Directors†† (cont’d)

Peter J. Taylor

Year of birth	1958
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	President, ECMC Foundation (nonprofit organization) (since 2014); formerly, Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)
Number of funds in fund complex overseen by Director[3]	57
Other Directorships held by Director during the past five years	Director of Pacific Mutual Holding Company[5] (since 2016); Member of the Board of Trustees of California State University system (since 2015); Ralph M. Parson Foundation (since 2015), Kaiser Family Foundation (since 2012), and Edison International (since 2011)

Interested Director

Ronald L. Olson[6]

Year of birth	1941
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (law partnership) (since 1968)
Number of funds in fund complex overseen by Director[3]	57
Other Directorships held by Director during the past five years	Berkshire Hathaway, Inc. (since 1997)

Interested Director and Officer

Jane Trust, CFA[7]

Year of birth	1962
Position(s) with Fund	Director, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 150 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Director[3]	147
Other Directorships held by Director during the past five years	None

Western Asset Macro Opportunities Fund	97

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers

Ted P. Becker

Legg Mason 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Susan Kerr

Legg Mason 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Legg Mason Investor Services, LLC (“LMIS”); formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Jenna Bailey

Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Fund	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Compliance Analyst of Franklin Templeton (since 2020); Identity Theft Prevention Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2015); formerly, Compliance Officer of Legg Mason & Co. (2013 to 2020); Assistant Vice President of Legg Mason & Co. (2011 to 2020)

98	Western Asset Macro Opportunities Fund

Additional Officers (cont’d)

Marc A. De Oliveira** Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1971
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 47th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Fund	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Western Asset Macro Opportunities Fund	99

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers (cont’d)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 47th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†

Western Asset Management Company, LLC (“Western Asset”) is a subadviser with respect to the funds. Western Asset Management Company Limited (“Western Asset London”), Western Asset Management Company Ltd (“Western Asset Japan”) and Western Asset Management Company Pte. Ltd. (“Western Asset Singapore” and, collectively with Western Asset, Western Asset London and Western Asset Japan, the “subadvisers”), also serve as subadvisers to certain of the funds.

††	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*	Effective March 6, 2020, Mr. Larson became a Director.

**	Effective September 15, 2020, Mr. De Oliveira became Secretary and Chief Legal Officer.

[1]	Each Director and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Director became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Each board member also serves as a Director of Western Asset Investment Grade Income Fund Inc. and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex. Additionally, effective April 24, 2020, each board member serves as a Trustee of Western Asset Inflation-Linked Income Fund and Western Asset Inflation-Linked Opportunities & Income Fund, closed-end investment companies that are part of the same fund complex.

[4]

Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees the investments of Mr. Gates and the investments of the Bill and Melinda Gates Foundation Trust (such combined investments are referred to as the “Accounts”). Since 1997, Western Asset has provided discretionary investment advice with respect to one or more Accounts.

[5]

Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from LMPFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

[6]	Mr. Olson is an “interested person” of the Fund, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.

[7]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

100	Western Asset Macro Opportunities Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2020:

Record date:	12/17/2019
Payable date:	12/18/2019
Ordinary Income:
Qualified Dividend Income for Individuals	1.73%
Dividends Qualifying for the Dividends
Received Deduction for Corporations	1.73%
Interest from Federal Obligations	3.76%
Qualified Short-Term Capital Gain Dividend*	$0.257540
Long-Term Capital Gain Dividend	$0.331410

*	Qualified Short-Term Capital Gains eligible for exemption from U.S. withholding tax for nonresident shareholders and foreign corporations.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Western Asset Macro Opportunities Fund	101

Western Asset

Macro Opportunities Fund

Directors*

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson**

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Peter J. Taylor

Jane Trust

*

During a December 3, 2019 special meeting of shareholders, a new group of board members was elected to oversee substantially all the mutual funds within the Legg Mason fund complex that are advised by Western Asset Management Company, LLC, effective January 1, 2020.

**	Effective March 6, 2020, Mr. Larson became a Director.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Western Asset Management Company Ltd

Western Asset Management Company Pte. Ltd.

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset Macro Opportunities Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Macro Opportunities Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Macro Opportunities Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2020 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform. The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary, so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2018

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker,

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

•

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

•	You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2020

NOT PART OF THE ANNUAL REPORT

Western Asset Management Company, LLC

Legg Mason, Inc. Subsidiaries

www.leggmason.com

© 2020 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX016050 12/20 SR20-4039

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Mr. Robert Abeles, Jr., possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert,” and have designated Mr. Abeles as the Audit Committee’s financial expert. Mr. Abeles is an “independent” Director pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2019 and October 31, 2020 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $66,847 in October 31, 2019 and in $65,634 in October 31, 2020.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in October 31, 2019 and $0 in October 31, 2020.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in October 31, 2019 and $0 in October 31, 2020. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in October 31, 2019 and $0 in October 31, 2020, other than the services reported in paragraphs (a) through (c) for the Item for the Western Asset Funds, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for October 31, 2019 and October 31, 2020; Tax Fees were 100% and 100% for October 31, 2019 and October 31, 2020; and Other Fees were 100% and 100% for October 31, 2019 and October 31, 2020.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Funds, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Funds, Inc. during the reporting period were $322,562 in October 31, 2019 and $701,092 in October 31, 2020.

(h) Yes. Western Asset Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson**

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

JaynieM. Studenmund

Peter J. Taylor

*

During a December 3, 2019 special meeting of shareholders, a new group of board members was elected to oversee substantially all the mutual funds within the Legg Mason fund complex that are advised by Western Asset Management Company, LLC, effective January 1, 2020.

**	Effective March 6, 2020, Mr. Larson became a Director.

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: December 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: December 28, 2020

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date: December 28, 2020